     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002


                                                     REGISTRATION NOS. 333-08543
                                                                       811-07717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-3
                            ------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]


POST-EFFECTIVE AMENDMENT NO. 11                                              [X]


REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                            [ ]


         AMENDMENT NO. 13                                                    [X]


                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
          (INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                     DIVERSIFIED INVESTMENT ADVISORS, INC.
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                             ROGER P. JOSEPH, ESQ.
                                BINGHAM DANA LLP
                               150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of Rule 485.


                            ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                                    FORM N-3

                             CROSS REFERENCE SHEET

                                     PART A

ITEM NO.                                           PROSPECTUS HEADINGS
--------                                           -------------------
Item  1.  Cover Page........................................Cover Page
Item  2.  Definitions......................................Definitions
Item  3.  Synopsis............................................Synopsis
Item  4.  Condensed Financial Information........Synopsis -- Financial
                                                           Information
Item  5.  General Description of Registrant and
            Insurance Company....AUSA; Diversified Investors Strategic
                                                       Variable Funds;
                                 Diversified Investors Variable Funds;
                                      Diversified Investors Portfolios
Item  6.  Management..........Diversified Investors Strategic Variable
                                                   Funds -- Management
Item  7.  Deductions and Expenses.........Synopsis -- Charges, Charges
Item  8.  General Description of Variable Annuity Contracts....Summary
                                                      of The Contracts
Item  9.  Annuity Period...............................Payment Options
Item 10.  Death Benefit.....Death Benefit; Payment Options -- Payments
                                                      To A Beneficiary
                                       Following The Annuitant's Death
Item 11.  Purchases and Contract Value.....Credit of Purchase Payments
Item 12.  Redemptions.......Redemption During The Accumulation Period;
                                                          Restrictions
                           Under The Texas Optional Retirement Program
Item 13.  Taxes...........Federal Tax Status -- Tax Treatment of AUSA,
                       Section 403(b) Annuities, Section 401(a) Plans,
                       Section 408 (IRA) Contracts, Section 457 Plans,
                 Non-Qualified Deferred Compensation Contracts, Income
                                                       Tax Withholding
Item 14.  Legal Proceedings..........................Legal Proceedings
Item 15.  Table of Contents of the Statement of
            Additional Information......Table of Contents of Statement
                                             of Additional Information

                                PART B
Item 16.  Cover Page........................................Cover Page
Item 17.  Table of Contents..........................Table of Contents
Item 18.  General Information and History.............. Not Applicable
Item 19.  Investment Objectives and Policies.... Diversified Investors
                                   Portfolios; Investment Restrictions
                  Relating to The Strategic Variable Funds Subaccounts
Item 20.  Management....... Management of The Strategic Variable Funds
                                                               Account
Item 21.  Investment Advisory and Other Services.... Management of The
                                              Strategic Variable Funds
                Account -- Investment Advisory Services; Management of
               Diversified Investors Portfolios -- Investment Advisory
                                                              Services
Item 22.  Brokerage Allocation.... Diversified Investors Portfolios --
                      Portfolio Transactions and Brokerage Commissions
Item 23.  Purchases and Securities Being Offered....... Not Applicable
Item 24.  Underwriters.........Sale of Contracts/Principal Underwriter
Item 25.  Calculation of Performance Data.............Performance Data
Item 26.  Annuity Payments............................. Not Applicable
Item 27.  Financial Statements....................Financial Statements

                                     PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
                                     ITEM,
             SO NUMBERED IN PART C OF THIS REGISTRATION STATEMENT.

                                       (i)

PROSPECTUS

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                   AUSA LIFE INSURANCE COMPANY, INC. ("AUSA")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (800) 926-0044

This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Participants may allocate amounts contributed and remitted to AUSA on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of AUSA: the DIVERSIFIED INVESTORS VARIABLE FUNDS and the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS.

Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS VARIABLE FUNDS ACCOUNT to subaccounts that invest in corresponding underlying mutual funds. Currently, thirteen subaccounts are available. Money Market Subaccount, High Quality Bond Subaccount, Intermediate Government Bond Subaccount, Core Bond Subaccount, High-Yield Bond Subaccount, Balanced Subaccount, Value & Income Subaccount, Growth & Income Subaccount, Equity Growth Subaccount, Special Equity Subaccount, Aggressive Equity Subaccount and International Equity Subaccount and Calvert Subaccount.

Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ACCOUNT to subaccounts that invest in combinations of subaccounts of the Diversified Investors Variable Funds Account. Currently, three subaccounts are available: Diversified Investors Short Horizon Strategic Allocation Variable Subaccount, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Subaccount, and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Subaccount.


To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts' most recent financial reports or a copy of the Statement of Additional Information ("SAI") dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI's table of contents can be found on page 58 of this prospectus. You may obtain these documents from AUSA without charge upon written request to the above address or by telephoning (800)-926-0044. You can also obtain copies of these documents from the Securities and Exchange Commission's web site at http://www.sec.gov.


This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 2002

                     (This page intentionally left blank.)

                                    CONTENTS


                                                              PAGE
                                                             ------
Definitions.................................................    iii
Synopsis....................................................      1
  Fee Tables................................................      1
  The Contracts.............................................      5
  The Accounts..............................................      6
  Charges...................................................      7
  Credit And Allocation of Purchase Payments................      7
  Redemption................................................      7
  Transfers.................................................      7
  Payment Options...........................................      8
  Voting Rights.............................................      8
  Death Benefit.............................................      8
  Distribution of the Contracts.............................      8
  Financial Information.....................................      8
AUSA........................................................     11
Diversified Investors Variable Funds........................     11
  Calvert Series............................................     12
  Diversified Investors Portfolios..........................     13
Diversified Investors Strategic Variable Funds..............     15
  Management................................................     16
  Investment Restrictions...................................     17
Charges.....................................................     17
  Charges For Mortality And Expense Risks...................     17
  Annual Contract Charge....................................     17
  Investment Management Fees................................     18
  Premium Tax...............................................     18
Summary of the Contracts....................................     19
  Eligible Purchasers.......................................     19
  Ownership.................................................     19
  Purchase Payments.........................................     19
  Employer Sponsored Plan Requirements......................     19
  Rights of the Participant Under The Contract..............     20
  Rights Upon Suspension of Contract or Termination of
     Plan...................................................     20
  Failure of Qualification..................................     20
  Transfers.................................................     21
Rights Reserved By AUSA.....................................     21
Credit of Purchase Payments.................................     22
  Allocation of Purchase Payments...........................     22
  Determination of Unit Value...............................     22
Death Benefit...............................................     23
Redemption During The Accumulation Period...................     24
Restrictions Under The Texas Optional Retirement Program....     24
Payment Options.............................................     24
  Annuity Purchase Date.....................................     25
  Fixed Annuity.............................................     25
  Fixed Annuity Options.....................................     25
  Payments To A Beneficiary Following the Annuitant's
     Death..................................................     26
Voting Rights...............................................     27
Distribution of The Contracts...............................     29
Federal Tax Status..........................................     29
  Tax Treatment of AUSA.....................................     29
  Taxation of Diversified Investors Portfolios..............     30

                                                              PAGE
                                                             ------
  Section 403(b) Annuities..................................     30
     Restrictions On Withdrawals Of Elective
      Contributions.........................................     31
  Section 401(a) Plans......................................     31
  Section 408(IRA) Contracts................................     32
  Minimum Distribution Requirements.........................     32
  Section 457 Plans.........................................     32
  Non-Qualified Deferred Compensation Contracts.............     33
  Income Tax Withholding....................................     33
Assumption Reinsurance......................................     34
Performance Data............................................     34
Diversified Investors Portfolios............................     37
  Principal Investment Strategies...........................     37
  Money Market Portfolio....................................     38
  Bond Portfolios...........................................     39
  Balanced Portfolio........................................     41
  Stock Portfolios..........................................     42
  Additional Investment Policies............................     44
  Core/Feeder Structure.....................................     45
  Risk Considerations.......................................     45
Management of Diversified Investors Portfolios..............     49
  Board of Trustees.........................................     49
  Investment Adviser........................................     49
  Money Market Portfolio and Intermediate Government Bond
     Portfolio..............................................     49
  Core Bond Portfolio.......................................     50
  High Quality Bond Portfolio...............................     50
  High-Yield Bond Portfolio.................................     50
  Balanced Fund.............................................     50
  Value & Income Portfolio..................................     51
  Growth & Income Portfolio.................................     51
  Equity Growth Portfolio...................................     51
  Special Equity Portfolio..................................     52
  Aggressive Equity Portfolio...............................     52
  International Equity Portfolio............................     53
  Advisory Fees.............................................     53
  Administrator.............................................     53
  Distribution Arrangements.................................     53
  Custodian and Dividend Disbursing Agent...................     53
  Expenses..................................................     53
Other Information Regarding Diversified Investors
  Portfolios................................................     54
  Purchase and Redemption of Interests in Diversified
     Investors Portfolios...................................     54
  Net Asset Value...........................................     55
  Taxation of Diversified Investors Portfolios..............     55
  Description of Beneficial Interests, Voting Rights and
     Liabilities............................................     56
Independent Accountants.....................................     56
Legal Proceedings...........................................     57
Statutory Basis Financial Statements........................     57
Additional Information......................................     57
Miscellaneous...............................................     57
Table of Contents of Statement of Additional Information....     58
Request Form for Statement of Additional Information........     59
Appendix A -- Strategic Variable Funds Subaccounts..........    A-1
Appendix B -- Applicable Premium Tax Rates..................    B-1

                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.


ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see "Annuity Purchase Date" on page 25), or earlier termination of his/her Accumulation Account.


AGGRESSIVE EQUITY PORTFOLIO: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

BALANCED PORTFOLIO: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.


CONTRACTHOLDER: a state educational organization or eligible tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.


CONTRACTS: the group variable annuity contracts offered by AUSA to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

CORE BOND PORTFOLIO: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

DISC: Diversified Investors Securities Corp., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Diversified.

DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of AUSA.

DIVERSIFIED INVESTORS PORTFOLIOS: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

EQUITY GROWTH PORTFOLIO: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

GROWTH & INCOME PORTFOLIO: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

HIGH QUALITY BOND PORTFOLIO: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

HIGH-YIELD BOND PORTFOLIO: Diversified Investors High-Yield Bond Portfolio, a series of Diversified Investors Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

INTERNATIONAL EQUITY PORTFOLIO: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

MONEY MARKET PORTFOLIO: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.


PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.


PORTFOLIOS: the series of Diversified Investors Portfolios described herein.

PURCHASE PAYMENT: the amount contributed and remitted to AUSA by an employer on behalf of a Participant.

SPECIAL EQUITY PORTFOLIO: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.


STRATEGIC MANAGING BOARD: the Managing Board of the Strategic Variable Funds Account.


STRATEGIC VARIABLE FUNDS ACCOUNT: a segregated investment account of AUSA which has been designated Diversified Investors Strategic Variable Funds and to which Purchase Payments may be allocated.

STRATEGIC VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Strategic Variable Funds Account that are made available under the Contracts.

UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

VALUATION DATE: each day that the New York Stock Exchange is open for trading.


VALUATION PERIOD: the period between the ending of two successive Valuation
Dates.


VALUE & INCOME PORTFOLIO: Diversified Investors Value & Income Portfolio, a series of Diversified Investors Portfolios.

VARIABLE FUNDS ACCOUNT: a segregated investment account of AUSA which has been designated Diversified Investors Variable Funds and to which Purchase Payments may be allocated.


VARIABLE FUNDS BOND SUBACCOUNTS: the High Quality Bond, Intermediate Government Bond, Core Bond and High-Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.



VARIABLE FUNDS MONEY MARKET SUBACCOUNT: the Money Market Subaccount of the Variable Funds Account, which invests in the Money Market Portfolio of Diversified Investors Portfolios.



VARIABLE FUNDS STOCK SUBACCOUNTS: the Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.


VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

                                    SYNOPSIS

FEE TABLES

These tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Strategic Variable Funds Account.

Your investment in each subaccount of the Variable Funds Account will bear its pro rata share of Mortality and Risk Expense Fees equal to 1.10% of the average account value of that subaccount. Your investment also will bear, indirectly, its pro rata share of the fees and expenses of the underlying Portfolios (or the Calvert Series) in which the subaccounts invest.

Your investment in each subaccount of the Strategic Variable Funds Account will bear its pro rata share of a Management Fee equal to .20% of average daily net assets of that subaccount. Your investment also will bear, indirectly, its pro rata share of the Mortality and Risk Expense Fees charged at the Variable Funds Subaccount level and of the fees and expenses of the underlying Portfolios (or the Calvert Series) in which the Variable Funds Subaccounts invest.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
Annual Contract Fee.........................................       None(1)
Mortality and Expense Risk Fees.............................       1.10%(2)

------------------

(1) AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 17.


(2) AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. For the Variable Fund Subaccounts investing in the Money Market Portfolio and the Equity Growth Portfolio, AUSA reimbursed expenses of 0.17% and 0.15%, respectively, in 2001.



This table shows the annual expenses (after waivers and reimbursements) for each Portfolio and the Calvert Series. Your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.


                        DIVERSIFIED INVESTORS PORTFOLIOS
                                      AND
                                 CALVERT SERIES

                              2001 ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                     HIGH       INTERMEDIATE
                                        MONEY       QUALITY      GOVERNMENT       CORE       HIGH-YIELD                  VALUE &
                                       MARKET        BOND           BOND          BOND          BOND       BALANCED      INCOME
                                      PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                      ---------    ---------    ------------    ---------    ----------    ---------    ---------
Management Fees (after
  waivers/reimbursements)(1)........     0.25%       0.35%          0.35%         0.35%         0.55%        0.45%        0.45%
Other Expenses......................     0.02%       0.03%          0.03%         0.03%         0.04%        0.04%        0.03%
                                        -----        ----           ----          ----          ----         ----         ----
TOTAL ANNUAL EXPENSES (AFTER
  WAIVERS/REIMBURSEMENTS)(1)........     0.27%       0.38%          0.38%         0.38%         0.59%        0.49%        0.48%

                                                GROWTH &      EQUITY       SPECIAL     AGGRESSIVE               INTERNATIONAL
                                                 INCOME       GROWTH       EQUITY        EQUITY      CALVERT       EQUITY
                                                PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     SERIES       PORTFOLIO
                                                ---------    ---------    ---------    ----------    -------    -------------
Management Fees (after
  waivers/reimbursements)(1)..................    0.60%         0.62%       0.80%         0.97%       0.70%         0.75%
Other Expenses................................    0.03%         0.03%       0.03%         0.03%       0.17%         0.14%
                                                  ----         -----        ----         -----        ----          ----
TOTAL ANNUAL EXPENSES (AFTER
  WAIVERS/REIMBURSEMENTS)(1)..................    0.63%         0.65%       0.83%         1.00%       0.87%         0.89%


------------------

(1)Without waivers and reimbursements, management fees and total annual expenses would be 0.25% and 0.27% for the Money Market Portfolio, 0.35% and 0.38% for the High Quality Bond Portfolio, 0.35% and 0.38% for the Intermediate Government Bond Portfolio, 0.35% and 0.38% for the Core Bond Portfolio, 0.55% and 0.59% for the High-Yield Bond Portfolio, 0.45% and 0.49% for the Balanced Portfolio, 0.45% and 0.48% for the Value & Income Portfolio, 0.60% and 0.63% for the Growth & Income Portfolio, 0.62% and 0.65% for the Equity Growth Portfolio, 0.80% and 0.83% for the Special Equity Portfolio, 0.97% and 1.00% for the Aggressive Equity Portfolio, 0.70% and 0.87% for the Calvert Series, and 0.75% and 0.89% for the International Equity Portfolio.



                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS


Annual Contract Fee.........................................  None(1)
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.............................................  0.20%(2)
Mortality and Expense Risk Fees.............................  1.10%(3)
Other Expenses..............................................  None
TOTAL ANNUAL EXPENSES.......................................  1.30%(3)

------------------

(1) AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 17.

(2) These fees are charged directly to the Strategic Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will also bear, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts. See below for a table showing the expenses (after waivers and reimbursements) for the Portfolios in which the Variable Funds Subaccounts invest.
(3) AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.

This table shows the annual expenses (after waivers and reimbursements) for each Portfolio in which the Strategic Variable Funds Subaccounts will, indirectly, invest. Your investment in each Strategic Variable Funds Subaccount will bear its pro rata share of the Portfolios' fees and expenses.


                                                                                           TOTAL ANNUAL
SHORT HORIZON                                           MANAGEMENT FEE                  PORTFOLIO EXPENSES
STRATEGIC ALLOCATION                                  (AFTER WAIVERS AND     OTHER      (AFTER WAIVERS AND
VARIABLE FUND                                          REIMBURSEMENTS)      EXPENSES    REIMBURSEMENTS)(2)
--------------------                                  ------------------    --------    ------------------
Money Market Portfolio(1)...........................         0.25%            0.02%            0.27%
High Quality Bond Portfolio.........................         0.35%            0.03%            0.38%
Intermediate Government Bond Portfolio..............         0.35%            0.03%            0.38%
Core Bond Portfolio.................................         0.35%            0.03%            0.38%
High-Yield Bond Portfolio...........................         0.55%            0.04%            0.59%
Value & Income Portfolio............................         0.45%            0.03%            0.48%
Growth & Income Portfolio...........................         0.60%            0.03%            0.63%

                                                                                           TOTAL ANNUAL
INTERMEDIATE AND                                        MANAGEMENT FEE                  PORTFOLIO EXPENSES
INTERMEDIATE/LONG HORIZON STRATEGIC                   (AFTER WAIVERS AND     OTHER      (AFTER WAIVERS AND
ALLOCATION VARIABLE FUNDS                              REIMBURSEMENTS)      EXPENSES    REIMBURSEMENTS)(2)
-----------------------------------                   ------------------    --------    ------------------
Money Market Portfolio(1)...........................         0.25%            0.02%            0.27%
High Quality Bond Portfolio.........................         0.35%            0.03%            0.38%
Intermediate Government Bond Portfolio..............         0.35%            0.03%            0.38%
Core Bond Portfolio.................................         0.35%            0.03%            0.38%
High-Yield Bond Portfolio...........................         0.55%            0.04%            0.59%
Value & Income Portfolio............................         0.45%            0.03%            0.48%
Growth & Income Portfolio...........................         0.60%            0.03%            0.63%
Equity Growth Portfolio(1)..........................         0.62%            0.03%            0.65%
Special Equity Portfolio............................         0.80%            0.03%            0.83%
Aggressive Equity Portfolio.........................         0.97%            0.03%            1.00%
International Equity Portfolio......................         0.75%            0.14%            0.89%


------------------

(1)AUSA has agreed to provide reimbursements to limit total expenses for Variable Funds Subaccounts investing in the Money Market Portfolio and the Equity Growth Portfolio to 0.10% and 0.50%, respectively, of average net assets of the applicable Portfolio, with AUSA reserving the right to raise the limit upon notice.


(2)Without waivers and reimbursements, total annual portfolio expenses for the following Portfolios would be as follows: Money Market Portfolio -- 0.27%; High Quality Portfolio -- .38%; Intermediate Government Bond
   Portfolio -- 0.38%; Core Bond Portfolio -- .38%; High-Yield Bond
   Portfolio -- 0.59%; Value & Income Portfolio -- 0.48%; Growth & Income Portfolio -- 0.63%; Equity Growth Portfolio -- 0.65%; Special Equity Portfolio -- 0.83%; Aggressive Equity Portfolio -- 1.00%; and International Equity Portfolio -- 0.89%.



The average weighted expense ratio for the Short Horizon Strategic Allocation Variable Fund is expected to be from 1.45% to 1.51%, for the Intermediate Horizon Strategic Allocation Variable Fund from 1.58% to 1.70% and for the Intermediate/Long Horizon Strategic Allocation Variable Fund from 1.63% to 1.76%. The lower end of each range reflects the estimated allocation to the least expensive combination of underlying Portfolios which would trigger rebalancing by Diversified. The higher end of each range reflects the estimated allocation to the most expensive combination of underlying Portfolios which would trigger rebalancing by Diversified.



A range is provided since the average assets of the Strategic Variable Funds Subaccounts invested in each of the Variable Funds Subaccounts will fluctuate. These ranges are based on the permissible range of investments of the Strategic Variable Funds Subaccounts in the underlying Portfolios. For a list of permissible ranges, see Appendix A. These expense ratios do not include any fees charged directly to the Strategic Variable Funds Subaccounts or the Variable Funds Subaccounts.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Examples

If you (i)surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $1,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.



This example is based on fees before waivers and reimbursements and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.



                                                       AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market.........................................   $14        $43       $ 75        $165
High Quality Bond....................................    15         47         81         177
Intermediate Government Bond.........................    15         47         81         177
Core Bond............................................    15         47         81         177
High-Yield Bond......................................    17         53         92         200
Balanced.............................................    16         50         87         189
Value & Income.......................................    16         50         86         188
Growth & Income......................................    18         54         94         204
Equity Growth........................................    18         55         94         205
Special Equity.......................................    20         61        104         225
Aggressive Equity....................................    21         66        113         243
Calvert..............................................    20         62        106         230
International Equity.................................    20         62        107         231



This example is based on fees before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by AUSA.



                                                       AFTER      AFTER      AFTER      AFTER
                     SUBACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ----------                        ------    -------    -------    --------
Money Market.........................................   $15        $48       $ 83        $181
High Quality Bond....................................    17         51         89         193
Intermediate Government Bond.........................    17         51         89         193
Core Bond............................................    17         51         89         193
High-Yield Bond......................................    19         58        100         216
Balanced.............................................    18         55         94         205
Value & Income.......................................    18         54         94         204
Growth & Income......................................    19         59        102         220
Equity Growth........................................    19         59        102         221
Special Equity.......................................    21         65        112         241
Aggressive Equity....................................    23         70        120         258
Calvert..............................................    22         66        114         245
International Equity.................................    22         67        114         246


                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Examples(1)

If you (i) surrender your Contract at the end of the applicable time period,
(ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay, using the midpoint ratios of 1.48, 1.64 and 1.70, respectively, of the ranges set forth above, the following expenses on a $1,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.


This example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels before waivers and reimbursements and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.



                                                       AFTER      AFTER      AFTER      AFTER
STRATEGIC ALLOCATION VARIABLE FUND                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------                     ------    -------    -------    --------
Short Horizon........................................   $15        $47        $81        $177
Intermediate Horizon.................................    17         52         89         194
Intermediate/Long Horizon............................    17         54         92         201



This example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels before waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by AUSA.



                                                       AFTER      AFTER      AFTER      AFTER
         STRATEGIC ALLOCATION VARIABLE FUND            1 YEAR    3 YEARS    5 YEARS    10 YEARS
         ----------------------------------            ------    -------    -------    --------
Short Horizon........................................   $17        $51        $89        $193
Intermediate Horizon.................................    18         56         97         211
Intermediate/Long Horizon............................    19         58        100         217


THE CONTRACTS


The Group Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation ("NQDC") Contracts. The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans of taxed organizations and tax-exempt organizations eligible to maintain such Plans. The
Section 403(b) Contract will provide tax-deferred annuities for employees of non-governmental tax-exempt and state educational organizations. The Section 457 Contract will provide deferred compensation to employees of governmental tax-exempt organizations. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for select employees of taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").


Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

THE ACCOUNTS

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of AUSA Life Insurance Company, Inc., which have been designated the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

The Variable Funds Account


The Variable Funds Account is divided into thirteen Subaccounts (the "Variable Funds Subaccounts"), twelve of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High-Yield Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value. See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.


Diversified Investors Portfolios is an open-ended, diversified management investment company which has twelve series with differing investment objectives available under the Contracts. Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of AUSA. DISC, a wholly-owned subsidiary of Diversified, is the principal placement agent.

The Calvert Series is a series of Calvert Variable Series, Inc., an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series in an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

The value of a Participant's Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Strategic Variable Funds Account

The Strategic Variable Funds Account is divided into three Subaccounts (the "Strategic Variable Funds Subaccounts"), the Diversified Investors Short Horizon Strategic Allocation Variable Fund, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund.


Diversified is the investment adviser to each Strategic Variable Funds Subaccount and seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently eleven Variable Funds Subaccounts with varying investment objectives available for investment by the Strategic Variable Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are not available to the Strategic Variable Funds Subaccounts. See "Diversified Investors Strategic Variable Funds" at page 15. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Diversified Investors Portfolios. See "Diversified Investors Portfolios" at page 13.


The value of a Participant's Accumulation Account maintained in a Strategic Variable Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

CHARGES


AUSA makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, AUSA reserves the right to charge a maximum fee of 1.25% upon notice thereof. See "Charges -- Charges for Mortality and Expense Risks" on page 17.


Diversified, as investment adviser to each Strategic Variable Funds Subaccount, imposes a charge against the net assets of each Strategic Variable Funds Subaccount, computed daily, at an annual rate of .20% for investment advisory and other services.


In addition, AUSA reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account. See "Charges -- Annual Contract Charge" on page 17.



In addition to the charges set forth above, Diversified, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See "Charges -- Investment Management Fee" on page 18.



Premium taxes may be payable on annuity considerations. See "Charges -- Premium Tax" on page 18.


CREDIT AND ALLOCATION OF PURCHASE PAYMENTS


Each Participant must direct Purchase Payments to the Variable Funds Account or the Strategic Variable Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Strategic Variable Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest. See "Credit of Purchase Payments" on page 22.


REDEMPTION


A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. See "Restrictions Under the Texas Optional Retirement Program" on page 24 for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.



A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See "Federal Tax Status" on page 29.


TRANSFERS


A Participant may transfer Units back and forth between the Variable Funds Account and the Strategic Variable Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Strategic Variable Funds Subaccounts. In any case, no transfer charges are imposed, and there is no limit to the number of transfers. AUSA may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 926-0044. See "Transfers" on page 21. AUSA reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS


Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See "Payment Options" on page 24.


VOTING RIGHTS


To the extent required by law, AUSA will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, AUSA will vote the interests in the Variable Funds Subaccounts held in the Strategic Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct AUSA in accordance with the instructions received from Participants. See "Voting Rights" on page 27.


DEATH BENEFIT


If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See "Death Benefit" on page 23.


DISTRIBUTION OF THE CONTRACTS


DISC will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. See "Distribution of the Contracts" on page 29.


FINANCIAL INFORMATION

These tables contain financial information about the Accounts and are included in the Accounts' Annual Reports. The tables have been audited by PricewaterhouseCoopers LLP, independent accountants. Their reports on the financial statements and condensed financial information are included in the Annual Reports. The financial statements and condensed financial information are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling (800) 926-0044.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES


                                                                                     UNIT VALUE
                                                    -----------------------------------------------------------------------------
                                                    DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998   DEC. 31, 1997
                                                    -------------   -------------   -------------   -------------   -------------
Money Market(a)...................................     $18.67          $18.11          $17.18          $16.45          $15.71
High Quality Bond(b)..............................     $13.47          $12.58          $11.72          $11.45          $10.83
Intermediate Government Bond(a)...................     $18.52          $17.53          $16.18          $16.06          $15.13
Core Bond(a)......................................     $26.24          $24.80          $22.75          $23.16          $21.67
High-Yield Bond(b)................................     $11.87          $11.41          $12.00          $12.04          $11.84
Balanced(a).......................................     $32.55          $34.75          $35.90          $32.46          $29.12
Value & Income(a).................................     $42.95          $44.31          $40.87          $38.07          $33.98
Growth & Income...................................     $23.46          $30.54          $37.40          $28.83          $21.50

                                                                                     UNIT VALUE
                                                    -----------------------------------------------------------------------------
                                                    DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998   DEC. 31, 1997
                                                    -------------   -------------   -------------   -------------   -------------
Equity Growth(a)..................................     $46.26          $58.57          $70.56          $51.55          $37.98
Special Equity....................................     $27.32          $28.51          $30.04          $24.05          $23.40
Aggressive Equity(c)..............................     $14.21          $20.88          $24.36          $14.92          $10.57
Calvert(a)........................................     $25.38          $27.58          $28.73          $25.81          $22.40
International Equity(d)...........................     $14.97          $18.60          $23.11          $14.15          $12.87



                                                                                 UNITS OUTSTANDING
                                                   -----------------------------------------------------------------------------
                                                   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998   DEC. 31, 1997
                                                   -------------   -------------   -------------   -------------   -------------
Money Market(a)..................................    2,552,095       2,204,535       2,121,184       1,777,954       1,520,230
High Quality Bond(b).............................    1,273,673         665,610         579,522         393,946         123,847
Intermediate Government Bond(a)..................    1,782,182       1,454,739       1,502,336       1,623,414       1,285,250
Core Bond(a).....................................    1,999,667       1,645,094       1,710,978       1,572,400         962,769
High-Yield Bond(b)...............................      455,313         391,031         313,883         203,868          47,081
Balanced(a)......................................    3,239,258       3,544,661       3,878,298       4,184,725       4,125,273
Value & Income(a)................................    8,115,057       8,022,649       8,782,906       9,744,341      10,309,097
Growth & Income..................................    6,231,973       6,519,122       6,072,770       5,222,023       2,817,842
Equity Growth(a).................................    5,510,385       5,838,044       5,844,016       5,391,952       5,421,544
Special Equity...................................    3,803,719       3,906,864       3,599,540       3,820,805       3,308,346
Aggressive Equity(c).............................    4,373,710       4,446,884       2,649,773       1,167,284         533,625
Calvert(a).......................................    1,462,817       1,491,257       1,450,380       1,381,200       1,293,126
International Equity(d)..........................    4,240,159       3,722,351       3,152,866       2,409,233       2,061,367


------------------

(a)Commencement of Operations on August 18, 1998 at the stated unit value.


(b)Commencement of Operations August 20, 1996 at $10.00 unit value.


(c)Commencement of Operations May 10, 1996 at $10.00 unit value.


(d)The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                        CONDENSED FINANCIAL INFORMATION
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT


                                       YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING
                                      DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998   DEC. 31, 1997
                                      -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss)........   $    (0.03)     $    (0.02)     $    (0.02)     $    (0.02)      $  (0.02)
Net realized and unrealized gains on
  securities........................   $     0.60      $     0.77      $     0.15      $     0.67       $   0.87
Net increase in accumulation unit
  value.............................   $     0.57      $     0.75      $     0.13      $     0.65       $   0.85
Accumulation unit value at beginning
  of period.........................   $    12.38      $    11.63      $    11.50      $    10.85       $  10.00
Accumulation unit value at end of
  period............................   $    12.95      $    12.38      $    11.63      $    11.50       $  10.85
Total return........................         4.60%           6.45%           1.13%           5.99%          8.50%
Net assets, end of year.............   $7,013,073      $3,498,791      $2,523,200      $1,785,312       $758,526
Expenses to average net assets......         0.20%           0.20%           0.20%           0.20%          0.20%
Net investment income to average net
  assets............................        (0.20)%         (0.20)%         (0.20)%         (0.20)%        (0.20)%
Portfolio turnover rate.............           68%             87%             84%            223%           394%
Number of accumulation units
  outstanding at end of period......      541,638         282,579         216,926         155,246         69,892


INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT


                                      YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING
                                     DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998   DEC. 31, 1997
                                     -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss).......   $     (0.03)    $     (0.03)    $     (0.03)    $    (0.02)     $    (0.02)
Net realized and unrealized gains
  (losses) on securities...........   $     (0.46)    $     (0.16)    $      1.70     $     1.29      $     1.43
Net increase (decrease) in
  accumulation unit value..........   $     (0.49)    $     (0.19)    $      1.67     $     1.27      $     1.41
Accumulation unit value at
  beginning of period..............   $     14.16     $     14.35     $     12.68     $    11.41      $    10.00
Accumulation unit value at end of
  period...........................   $     13.67     $     14.16     $     14.35     $    12.68      $    11.41
Total return.......................         (3.46)%         (1.32)%         13.17%         11.13%          14.10%
Net assets, end of year............   $21,693,802     $18,239,055     $15,953,762     $8,820,613      $3,362,873
Expenses to average net assets.....          0.20%           0.20%           0.20%          0.20%           0.20%
Net investment income to average
  net assets.......................         (0.20)%         (0.20)%         (0.20)%        (0.20)%         (0.20)%
Portfolio turnover rate............            92%             98%             81%           129%            419%
Number of accumulation units
  outstanding at end of period.....     1,586,623       1,287,928       1,111,519        695,501         294,712

INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT


                                      YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING     YEAR ENDING
                                     DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998   DEC. 31, 1997
                                     -------------   -------------   -------------   -------------   -------------
Net Investment Income (Loss).......   $     (0.03)    $     (0.03)    $     (0.03)    $     (0.02)    $    (0.02)
Net realized and unrealized gains
  (losses) on securities...........   $     (1.03)    $     (0.62)    $      2.54     $      1.62     $     1.90
Net increase (decrease) in
  accumulation
  unit value.......................   $     (1.06)    $     (0.65)    $      2.51     $      1.60     $     1.88
Accumulation unit value at
  beginning of period..............   $     15.34     $     15.99     $     13.48     $     11.88     $    10.00
Accumulation unit value at end of
  period...........................   $     14.28     $     15.34     $     15.99     $     13.48     $    11.88
Total Return.......................         (6.91)%         (4.07)%         18.62%          13.47%         18.80%
Net assets, end of year............   $26,797,935     $25,424,342     $20,592,888     $11,296,845     $4,222,735
Expenses to average net assets.....          0.20%           0.20%           0.20%           0.20%          0.20%
Net investment income to average
  net assets.......................         (0.20)%         (0.20)%         (0.20)%         (0.20)%        (0.20)%
Portfolio turnover rate............            44%             59%             72%            143%           455%
Number of accumulation units
  outstanding at end of period.....     1,873,995       1,656,966       1,288,011         838,229        355,329


                                      AUSA

AUSA Life Insurance Company, Inc. is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. AUSA is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. AUSA's principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (800) 926-0044.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Diversified Investors Variable Funds (the "Variable Funds Account") was established by AUSA under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of AUSA's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. AUSA is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of AUSA. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business AUSA conducts. The Variable Funds Account assets may include accumulation of the charges AUSA makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of AUSA.

There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert, Inc."), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series (the "Portfolios") of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the Portfolios. A description of the Calvert Series, its investment objects, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Descriptions of the Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 37. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.


CALVERT SERIES


The Calvert Series is a series of Calvert, Inc., a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Calvert, Inc. are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Calvert, Inc. will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Directors of Calvert, Inc. that such a material conflict exists, then AUSA will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.


The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

Each of the other twelve Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:

VARIABLE FUNDS SUBACCOUNT                                            SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
-------------------------                                            ------------------------------------------
Diversified Investors Variable Funds Money Market
  Subaccount...............................................  Diversified Investors Money Market Portfolio (the "Money
                                                             Market Portfolio")
Diversified Investors Variable Funds High Quality Bond
  Subaccount...............................................  Diversified Investors High Quality Bond Portfolio (the
                                                             "High Quality Bond Portfolio")
Diversified Investors Variable Funds Intermediate
  Government Bond Subaccount...............................  Diversified Investors Intermediate Government Bond
                                                             Portfolio (the "Intermediate Government Bond Portfolio")
Diversified Investors Variable Funds Core Bond
  Subaccount...............................................  Diversified Investors Core Bond Portfolio (the "Core Bond
                                                             Portfolio")
Diversified Investors Variable Funds High-Yield Bond
  Subaccount...............................................  Diversified Investors High-Yield Bond Portfolio (the
                                                             "High-Yield Bond Portfolio")
Diversified Investors Variable Funds Balanced Subaccount...  Diversified Investors Balanced Portfolio (the "Balanced
                                                             Portfolio")
Diversified Investors Variable Funds Value & Income
  Subaccount...............................................  Diversified Investors Value & Income Portfolio (the "Value
                                                             & Income Portfolio")
Diversified Investors Variable Funds Growth & Income
  Subaccount...............................................  Diversified Investors Growth & Income Portfolio (the
                                                             "Growth & Income Portfolio")
Diversified Investors Variable Funds Equity Growth
  Subaccount...............................................  Diversified Investors Equity Growth Portfolio (the "Equity
                                                             Growth Portfolio")
Diversified Investors Variable Funds Special Equity
  Subaccount...............................................  Diversified Investors Special Equity Portfolio (the
                                                             "Special Equity Portfolio")
Diversified Investors Variable Funds Aggressive Equity
  Subaccount...............................................  Diversified Investors Aggressive Equity Portfolio (the
                                                             "Aggressive Equity Portfolio")
Diversified Investors Variable Funds International Equity
  Subaccount...............................................  Diversified Investors International Equity Portfolio (the
                                                             "International Equity Portfolio")

Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

Diversified acts as investment adviser and administrator to each Portfolio. Diversified has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

MONEY MARKET PORTFOLIO: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

HIGH QUALITY BOND PORTFOLIO: To provide a high risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: To provide as high a level of current income as is consistent with the preservation of capital.

CORE BOND PORTFOLIO: To achieve maximum total return.

HIGH-YIELD BOND PORTFOLIO: To provide a high level of current income.

BALANCED PORTFOLIO: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

VALUE & INCOME PORTFOLIO: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

GROWTH & INCOME PORTFOLIO: To provide capital appreciation and current income.

EQUITY GROWTH PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

SPECIAL EQUITY PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY PORTFOLIO: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY PORTFOLIO: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.


See "Diversified Investors Portfolios" at page 37 and the Statement of Additional Information for more information on each of the Portfolios described above.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account") was established by AUSA under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Strategic Variable Funds Account will hold assets that are segregated from all of AUSA's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Strategic Variable Funds Account. AUSA is the legal holder of the assets in the Strategic Variable Funds Account and will at all times maintain assets in the Strategic Variable Funds Account with a total market value at least equal to the contract liabilities for the Strategic Variable Funds Account. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to the Strategic Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Strategic Variable Funds Account without regard to other income, gains, or losses of AUSA. The assets in the Strategic Variable Funds Account may not be charged with liabilities which arise from any other business AUSA conducts. The Strategic Variable Funds Account assets may include accumulation of the charges AUSA makes against a Contract participating in the Strategic Variable Funds Account. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

The Strategic Variable Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Strategic Variable Funds Account. For state law purposes, the Strategic Variable Funds Account is treated as a part or division of AUSA.

The investment objectives of the Strategic Variable Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Strategic Variable Funds Subaccounts will be met. Each of the Strategic Variable Funds Subaccount's objectives may be changed without the approval of a majority of interest holders.

SHORT HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high level of income and preservation of capital.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high total investment return.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide long-term growth of capital and growth of income.

As a fundamental policy, each Strategic Variable Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Balanced and Calvert Series Subaccounts) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Strategic Variable Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to Diversified's outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Strategic Variable Funds Subaccount's share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Strategic Variable Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Strategic Variable Funds Subaccounts cannot guarantee that they will achieve their objectives.


As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Strategic Variable Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See "Diversified Investors Variable Funds" above at page 11 and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See "Diversified Investors Portfolios" below at page 37 and the Statement of Additional Information for more information on the Portfolios.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Variable Funds Money Market, Bond and Stock Subaccounts. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time without shareholder approval. Under severe market conditions, Diversified also may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Variable Funds Money Market Subaccount. For specific allocations to the underlying Subaccounts, see Appendix A.

-------------------------------------------------------------------------------------------------
                                                             MONEY MARKET    BOND        STOCK
                                                              SUBACCOUNT  SUBACCOUNTS SUBACCOUNTS
-------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                  10%          80%         10%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                           None         50%         50%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                      None         30%         70%
-------------------------------------------------------------------------------------------------

MANAGEMENT

Subject to such policies as the Board of Directors of AUSA may determine and pursuant to the Investment Advisory Agreement with AUSA with respect to the Strategic Variable Funds Subaccounts, Diversified Investment Advisers, Inc. manages the assets of each Strategic Variable Funds Subaccount in accordance with the investment policies approved by the Board of Directors of AUSA. Subject to such policies, Diversified provides general investment advice to each Strategic Variable Funds Subaccount. Diversified is also the investment adviser of each of the Portfolios and the Diversified Investors Strategic Allocation Funds. For its services under the Investment Advisory Agreement, Diversified receives from each Strategic Variable Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.


Diversified's address is 4 Manhattanville Road, Purchase, New York 10577. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.


The management of each Strategic Variable Funds Subaccount's business and affairs is the responsibility of the Board of Directors of AUSA. The Board of Directors of AUSA has established a managing board (the "Strategic Managing Board") and has delegated certain responsibilities for the operation of the Strategic Variable Funds Subaccounts to the Strategic Managing Board. A majority of the members of the Strategic Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Strategic Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of a Strategic Variable Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Strategic Variable Funds Subaccount and the Portfolios. The Strategic Managing Board believes they have structured each Strategic Variable Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for a Strategic Variable Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and Diversified will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Strategic Managing Board, including a majority of the members who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

INVESTMENT RESTRICTIONS

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Strategic Variable Funds Subaccounts. Under its investment restrictions, each Subaccount may borrow money in an amount not to exceed 30% of the Subaccount's assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount's securities is not a violation of policy.

                                    CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Strategic Variable Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Strategic Variable Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by AUSA are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, AUSA estimates that .80% is for mortality risk and .45% is for expense risk. The daily charge from the Variable Funds Subaccounts based on an annual mortality and expense risk rate of 1.10%, ..70% for mortality risks and .40% for administrative expense risks, is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. AUSA believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from AUSA's general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for AUSA's assumption of mortality and expense risks might be a source of contribution to the surplus in AUSA's general account.

ANNUAL CONTRACT CHARGE

AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse AUSA for administrative expenses relating to the maintenance of the Contracts. AUSA has no present intention to impose such a charge; however, AUSA may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. AUSA also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in AUSA's costs or in the services required from AUSA. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which AUSA would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. AUSA does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.


Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page 49.


Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 2001, CAMCO had $6.5 billion in assets under management.

CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.


Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.


The Strategic Variable Funds Subaccounts

For its services as investment adviser to the Strategic Variable Funds Subaccounts, Diversified receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Strategic Variable Funds Subaccount.


Because the Strategic Variable Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Strategic Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page 49.


PREMIUM TAX

Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 3.5%. Attached as Appendix B is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS


Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.


OWNERSHIP

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS


The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Strategic Variable Funds Account may be allocated among any of the Strategic Variable Funds Subaccounts.


All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS


Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT


There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (see "Annuity Purchase Date" on page 24) during which no Purchase Payments will be accepted by AUSA, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.


During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not AUSA, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not AUSA's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, AUSA upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While AUSA has no present intention to do so, AUSA reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and
(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Strategic Variable Funds Contracts are permitted only to the Intermediate Strategic Allocation Variable Fund or the Intermediate/Long Strategic Allocation Variable Fund.

Certain other restrictions which apply to transfers from the AUSA Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts or the Diversified Investors Strategic Variable Funds Contracts are contained in the AUSA Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by AUSA may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. AUSA will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that AUSA fails to use reasonable procedures to verify the genuineness of telephone instructions, AUSA may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY AUSA

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, AUSA reserves the right to make the following changes:

  (1) To operate the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

  (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

  (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to AUSA's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

  (4) To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

  (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or the Contracts.

AUSA will exercise its right to make any of these changes when, in AUSA's judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

                          CREDIT OF PURCHASE PAYMENTS

A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by AUSA at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by AUSA is made complete, provided that if such information is not made complete within five business days after receipt (i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to AUSA retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by AUSA.

ALLOCATION OF PURCHASE PAYMENTS

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by sending to AUSA a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by AUSA. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. AUSA reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

The Variable Funds Subaccounts

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

  (b) is the mortality and expense risk charge accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Strategic Variable Funds Subaccounts

The Unit value for a Strategic Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Strategic Variable Funds Subaccount in the Variable Funds Subaccounts; and

  (b) is the investment advisory fee accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Strategic Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.


AUSA values the investment of each Strategic Variable Funds Subaccount at the respective unit values of the Variable Funds Subaccounts invested in. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event occurs between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined, assets are valued using fair value procedures under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities.


                                 DEATH BENEFIT


Under Section 403(b), Section 457, and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (see "Annuity Purchase Date" on page 25), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See "Section 403(b) Annuities" on page 30. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.


If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by AUSA. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.


For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant's (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD


For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See "Federal Tax Status" on page 29.


The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by AUSA is received by AUSA. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.


A withdrawal will generally have federal income tax consequences which may include penalties. See "Federal Tax Status" on page 29.



With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.


            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

The Texas Optional Retirement Program ("Program") imposes on participants in such Program certain restrictions on withdrawal, which affect redemptions with respect to any variable annuity contract issued under the Program. Under section
830.104 of the Texas Government Code, such participant in the Program, in order to withdraw accumulated contributions from the retirement system, must complete the required application form prescribed by the board of trustees. A person who withdraws contributions pursuant to section 830.104 relinquishes all accrued rights in the retirement system.

Nothing in section 830.105 of the Texas Government Code, entitled Termination of Participation, precludes the election by a participant to withdraw accumulated contributions pursuant to section 830.104. However, section 830.105 restricts the availability of an annuity purchased under the Program to situations where the participant attains age 70 1/2 or terminates participation in the Program by: death, retirement, or termination of employment in all institutions of higher education.

                                PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by AUSA on his/her Annuity Purchase Date. See above for "Redemption During the Accumulation Period". However, Section 401(a),
Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by AUSA of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 or, except in the case 408(IRA) Contracts, retires at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by AUSA of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

Fixed Annuity payments are not made from the Variable Funds Account or the Strategic Variable Funds Account but are made from the general account of AUSA which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

The following Fixed Annuity options may be available:

   (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

   (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

  (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

   (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

        If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

   (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by AUSA on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, AUSA shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant's beneficiary may direct in writing to AUSA that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date AUSA receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

The Variable Funds Subaccounts

The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. AUSA is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Diversified Investors Portfolios and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AUSA will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Diversified Investors Portfolios or Calvert Series.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.


Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Diversified Investors Portfolios or Acacia; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.



Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios, pursuant to approval by the Board of Trustees, under certain circumstances to enter into and materially amend contracts with subadvisers without the approval of the investors of the applicable Portfolio. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, the investors of the High Quality Bond, Core Bond, High-Yield Bond, Balanced, Value & Income, Growth & Income, Equity Growth and Special Equity Portfolios have each approved operation under the exemptive order. Each remaining Portfolio has asked its investors (including the applicable Variable Funds Subaccounts) to consider approving the exemptive order.


The Strategic Variable Funds Subaccounts

The assets held in the Strategic Variable Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. AUSA is the legal holder of the units in the Strategic Variable Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, AUSA will vote at regular and special meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Strategic Variable Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Strategic Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Strategic Variable Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Strategic Variable Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Strategic Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in a Strategic Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, AUSA will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

AUSA may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, AUSA may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if AUSA reasonably disapproves those changes in accordance with applicable federal regulations. If AUSA disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.


The discussion which follows on the treatment of AUSA and of the Contracts under federal income tax law is general in nature, is based upon AUSA's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.


TAX TREATMENT OF AUSA

AUSA is taxed as a life insurance company under the Code.

Investment income from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, the investment income of the Variable Funds Account, including realized capital gains, is substantially not taxed to AUSA.

Investment income from the assets of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, the investment income of the Strategic Variable Funds Account, including realized capital gains, is substantially not taxed to AUSA.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. AUSA, as an investor in series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of AUSA" above.

SECTION 403(b) ANNUITIES

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.


Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of $11,000 in 2002 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant's compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.



When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's
Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2, however.


If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.



RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.


In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS


An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $40,000 (as indexed) or 100% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions under Section 402(g) of the Code is $11,000 in 2002 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.



When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a "lump sum distribution," as that term is defined in the Code, and if certain conditions are met.



The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. See "Income Tax Withholding" below. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.


When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover.



If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.


MINIMUM DISTRIBUTION REQUIREMENTS


If the actual distributions from an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see "Annuity Purchase Date", on page 24) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.


SECTION 457 PLANS


Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser $11,000 in 2002 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) or 100% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The available of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the "exclusive benefit" of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exampt employers, when made available. Distributions may be directly transferred without tax to an Section 457 Plan or, if paid by the
Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from
Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer's Section 401(a) Plan) the distributions would be subject to the excise tax.


NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS


Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available, until paid out.


INCOME TAX WITHHOLDING


Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. AUSA will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply,if available.



For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.



For other Contracts other than under IRAs, mandatory 20% federal income tax withholding unless the distributions either are:


     1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or


     2. Required by the Code upon the participant's attainment of age 70 1/2 (or retirement) or death, or



     3. Made on account of hardship.



Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant's interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) ("MONY") and then assumed by AUSA pursuant to certain assumption reinsurance agreements executed by MONY and AUSA effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption.

The former holders of MONY contracts who opted in to the assumption of their contracts by AUSA experience no differences in the terms or charges under the Contracts. All investment options previously available to these MONY contractholders are available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed AUSA Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Strategic Variable Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Strategic Variable Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

The performance data for this Subaccount will reflect "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

The performance data for these Subaccounts will reflect "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. "Annualized total return" for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Strategic Variable Funds Subaccounts

The performance data for the Strategic Variable Funds Subaccounts will reflect "yield" and "total return". The "yield" of each of the Strategic Variable Funds Subaccounts refers to the income generated by an investment in that Strategic Variable Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Strategic Variable Funds Subaccount. The value of each Strategic Variable Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees. "Annualized total return" for each of the Strategic Variable Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Information Relating To All Subaccounts

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

From time to time, information may be provided concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Core Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

Please note that the investment results of each Subaccount will fluctuate over time.

Average Annual Total Returns

The annualized total return for the Subaccounts is shown for the periods indicated in the table below.


    ----------------------------------------------------------------------------------------------------------------------------
                                         INCEPTION                                                                    SINCE
                                          DATE(1)         1 YEAR        3 YEARS        5 YEARS        10 YEARS      INCEPTION
    ----------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET(2)                       Nov-78           3.09%          4.30%         4.46%          4.06%          6.91%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND(2)                  Jul-90           7.07%          5.56%         5.43%          5.24%          5.88%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE GOVERNMENT BOND(2)       Jul-90           5.65%          4.85%         5.45%          5.34%          6.18%
    ----------------------------------------------------------------------------------------------------------------------------
     CORE BOND(2)                          Jan-78           5.81%          4.26%         5.48%          6.03%          7.79%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH-YIELD BOND                       Aug-95           4.03%        (0.49)%         2.31%           N/A           3.96%
    ----------------------------------------------------------------------------------------------------------------------------
     BALANCED(2)                           Dec-92         (6.33)%          0.09%         5.74%           N/A           9.06%
    ----------------------------------------------------------------------------------------------------------------------------
     VALUE & INCOME                        Jan-78         (3.07)%          4.10%        10.24%         12.17%         12.75%
    ----------------------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME(2)                    Jan-86        (23.18)%        (6.65)%         7.82%         10.20%         11.37%
    ----------------------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH(2)                      Mar-93        (21.02)%        (3.55)%         9.01%           N/A          10.27%
    ----------------------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY(2)                     Jan-86         (4.17)%          4.34%         7.94%         12.04%         13.25%
    ----------------------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY                     Apr-96        (31.94)%        (1.61)%         7.28%           N/A           6.99%
    ----------------------------------------------------------------------------------------------------------------------------
     CALVERT SERIES                        Sep-86         (7.98)%        (0.96)%         6.16%          7.86%          8.64%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY(2)               Dec-92        (19.52)%          1.90%         4.55%           N/A           9.14%
    ----------------------------------------------------------------------------------------------------------------------------
     SHORT HORIZON STRATEGIC               Jan-97           4.60%          4.03%         5.30%           N/A           5.30%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE HORIZON STRATEGIC        Jan-97         (3.46)%          2.54%         6.46%           N/A           6.46%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE/LONG HORIZON
     STRATEGIC                             Jan-97         (6.91)%          1.96%         7.39%           N/A           7.39%
    ----------------------------------------------------------------------------------------------------------------------------


   (1) Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.

   (2) Each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:

                                                              MONY POOLED
SERIES                                                        SEPARATE ACCOUNT
------------------------------------------------------------  -----------------------
Money Market................................................  Pooled Account No. 4
High Quality Bond...........................................  Pooled Account No. 15
Intermediate Government Bond................................  Pooled Account No. 10d
Core Bond...................................................  Pooled Account No. 5
Balanced....................................................  Pooled Account No. 14
Value & Income..............................................  Pooled Account No. 6
Equity Growth...............................................  Pooled Account No. 1
Growth & Income.............................................  Pooled Account No. 10a
Special Equity..............................................  Pooled Account No. 10b
International Equity........................................  Pooled Account No. 12

       Total returns calculated for any period for each of the Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding Pooled Separate Accounts reflect historical rates of return after giving effect to a one-time adjustment to reflect charges, expenses and fees in affect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

                        DIVERSIFIED INVESTORS PORTFOLIOS

The Variable Funds Subaccounts other than the Calvert Series Subaccount invest exclusively in corresponding series of Diversified Investors Portfolios. The Strategic Variable Funds Subaccounts invest exclusively in Variable Funds Subaccounts. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.


Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. AUSA may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page 54). Upon any such withdrawal, AUSA would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.


PRINCIPAL INVESTMENT STRATEGIES


This section describes principal investment strategies of the series of Diversified Investors Portfolios currently available under the Contracts through the Subaccounts. There can, of course, be no assurance that any Portfolio will achieve its investment objectives. Except as noted below, each Portfolio's objectives and strategies may be changed without investor approval.



Please note that each Portfolio may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, a Portfolio's advisers may decide as a matter of investment strategy not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.


Each Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities.

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of income as is consistent with the preservation of capital. This Portfolio invests primarily in high quality, short-term money market instruments. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.

The Portfolio complies with SEC industry regulations applicable to money market funds. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

If the Portfolio concentrates in bank obligations, the Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Portfolio reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit standards. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

BOND PORTFOLIOS
What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


The investment objective of the HIGH QUALITY BOND PORTFOLIO is to provide a high risk-adjusted return while focusing on the preservation of capital. This Portfolio invests primarily in a diverse portfolio of high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Portfolio invests at least 80% of its net assets in high quality bonds and related investments.


The dollar-weighted average maturity of the Portfolio generally does not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Portfolio's duration generally is between one and three years. Duration is a way of measuring the Portfolio's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Portfolio considers securities rated BBB- or better by Standard & Poor's or Baa 3 or better by Moody's (and securities that the Portfolio's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.
What are U.S. Government Obligations?


U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.



The investment objective of the INTERMEDIATE GOVERNMENT BOND PORTFOLIO is to provide as high a level of current income as is consistent with the preservation of capital. This Portfolio invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Portfolio invests at least 80% of its assets in U.S. government bonds and related investments.


The Portfolio also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE PORTFOLIO INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Portfolio's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Portfolio may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND PORTFOLIO AND INTERMEDIATE GOVERNMENT BOND PORTFOLIO use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Portfolios then attempt to select securities that will enable each Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pool are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs.


The investment objective of the CORE BOND PORTFOLIO is to achieve maximum total return. This Portfolio invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Portfolio invests at least 80% of its net assets in bonds and related securities.



The Portfolio also invests in U.S. Treasury and agency securities, corporate bonds, high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.


Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.

The Portfolio's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio's manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.


The investment objective of the HIGH-YIELD BOND PORTFOLIO is to provide a high level of current income. This Portfolio invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Portfolio invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Portfolio considers securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.


Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams. In selecting investments for the Portfolio, the Portfolio's advisers exclude securities that are in default or that pay interest in the form of additional debt securities. As a result, the Portfolio may be somewhat more conservative than certain other high-yield funds. The Portfolio is designed to outperform more aggressive high-yield funds in high-yield market downturns, and its performance may lag these funds in high-yield market upturns. Of course, it is possible that the Portfolio will not perform as expected.


The Portfolio may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.


                                    *  *  *

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Portfolios may use derivatives for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Bond Portfolios uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Each Portfolio's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with at least sixty days prior notice of any change in that policy.



Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.


BALANCED PORTFOLIO

The investment objective of the Balanced Portfolio is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in a managed mix of equity and debt securities of predominately U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Portfolio's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).


In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Portfolio's advisers to be of comparable quality.

The Portfolio may use derivatives for hedging purposes. These may include options, futures, swaps and forward currency contracts.

The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

STOCK PORTFOLIOS

The investment objective of the VALUE & INCOME PORTFOLIO is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers use a "bottom up" value-oriented approach in selecting investments for the Portfolio. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determinations of companies that are in fact undervalued, but have good longer term business prospects.

The investment objective of the GROWTH & INCOME PORTFOLIO is to provide capital appreciation and current income. This Portfolio invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.


The investment objective of the EQUITY GROWTH PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal. This Portfolio invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple managers to control the volatility often associated with growth funds.


What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's adviser may fail to pick stocks that outperform the economy or that do as well as the economy.


The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. This Portfolio invests primarily in stocks of small to medium size companies which, in the opinion of the Portfolio's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $2 billion. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio uses multiple managers to control the volatility often associated with investments in companies of this size. The Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. The Portfolio utilizes two growth-style managers, two value-oriented managers and one core manager. The Portfolio is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.


Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Portfolio.


The investment objective of the AGGRESSIVE EQUITY PORTFOLIO is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks. This Portfolio invests primarily in high growth companies without regard to market capitalization. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The Portfolio invests primarily in common stocks. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the value of shares of this Portfolio may be quite volatile. The Portfolio is actively managed, and the portfolio manager may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%.

The portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY PORTFOLIOS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.


The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.


The portfolio managers of the INTERNATIONAL EQUITY PORTFOLIO use a "bottom-up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a value-oriented strategy to identify companies that appear to be trading below their true worth. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

                                    *  *  *

Each of the Stock Portfolios may use derivatives for hedging purposes. These may include options, futures, swaps and forward currency contracts.

Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.


Each Portfolio's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with at least sixty days prior notice of any change in that policy.



Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.


ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed
33 1/3% of the Portfolio's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio's securities is not a violation of policy.

Brokerage Transactions

The primary consideration in placing each Portfolio's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio. These entities may be paid for these transactions.

CORE/FEEDER STRUCTURE

Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.


Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), AUSA, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 27, including, to the extent required by law, procedures through which AUSA shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that AUSA withdraw a Subaccount's interest in that Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. There are, however, other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.


RISK CONSIDERATIONS

The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. For example, Portfolios investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Portfolios investing more of their assets in equity securities. Similarly, Portfolios investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than

Portfolios investing more of their assets in fixed income securities. Certain of these risks are described in this section.

The net asset value of each Portfolio will change daily as the value of its underlying securities change. This means that an investor's shares may be worth more or less at the time of redemption than at the time of purchase. An investor may lose money by investing in the Portfolios.

Certain of the investment practices employed for the Portfolios may entail certain risks in addition to the risks described below. These risks are described in the Statement of Additional Information.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by certain of the Portfolios may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Portfolio's share price to go down. Generally, the longer the average maturity of the bonds in a Portfolio, the more the Portfolio's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Portfolio, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Portfolio. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Portfolio to sell. The lower quality debt securities in which the Portfolios may invest are more susceptible to these problems than higher quality obligations. Investments held by the High-Yield Bond Portfolio will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk.


GROWTH SECURITIES. The Growth & Income, Equity Growth and Aggressive Equity Portfolios each invest in securities their managers believe to have the potential for earnings growth. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Portfolio's investment in growth securities depends largely on the Portfolio's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a Portfolio investing in growth securities may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.


VALUE INVESTING. When a Portfolio's portfolio managers use a value oriented approach in managing the Portfolio, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change. In addition, Portfolios with a value orientation may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income and International Equity Funds are particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Portfolios and the Balanced Portfolio may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Portfolio or the Balanced Portfolio may lose money, or their investment in a Bond Portfolio or the Balanced Portfolio may not do as well as investments in other fixed income funds or balanced funds.


The success of the investment strategy of Growth & Income, Equity Growth and Aggressive Equity Portfolios depends largely on the skill of those Portfolios' advisers in assessing the growth potential of companies in which the Portfolios invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Portfolios may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.


The success of a Portfolio using a value approach, such as the Value & Income and International Equity Portfolios, depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Portfolios may lose money or their investment in the Portfolio may not do as well as an investment in another stock fund using a value approach.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Portfolio's share price to be volatile. Portfolios that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held by the Special Equity Portfolio are likely to be particularly susceptible to the risks of small cap companies.

FOREIGN SECURITIES. Each Portfolio may invest a portion of its assets in foreign securities. The International Equity Portfolio will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Portfolio investments, currency exchange controls and other limitations on the use or transfer of Portfolio assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Portfolio from realizing value in U.S. dollars from its investment in foreign securities.


     - The International Equity Portfolio and the Balanced Portfolio may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. Certain of these markets, such as Argentina, have recently experienced significant turmoil. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods. Certain of these markets, such as Argentina, have recently experienced significant market turmoil.


        The Economic and Monetary Union and the introduction of a single European currency, which began on January 1, 1999, may increase uncertainties relating to investment in European markets.

     - On January 1, 2002, the countries participating in the Economic and Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Portfolio may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Portfolio may not be able to reinvest that principal at attractive rates. The Portfolio would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Portfolio's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be volatile.

SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Portfolio may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies may be employed only in connection with hedging activities such as the following:

     - protecting against a decline in value of a Portfolio's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge is designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Portfolio could suffer greater losses than if the Portfolio had not used derivatives. Derivatives may involve a small investment of cash relative to the magnitude of the risk being taken. Derivatives may not always be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Portfolio performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

BOARD OF TRUSTEES

The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Management of Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with Diversified or any Subadviser.

INVESTMENT ADVISER

Diversified manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Diversified Investors Portfolios with respect to that Portfolio and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each Portfolio. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolio's Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance. For its services under the Investment Advisory Agreements, Diversified receives from each Portfolio the fees specified below. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.


Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.



Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios to obtain the services of one or more Subadvisers without investor approval under certain circumstances. The exemptive order also permits the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without the approval of the investors of the applicable Portfolio, if those changes or continuation are approved by the Portfolio's Board of Trustees. Before a Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, the investors of the High Quality Bond, Core Bond, High-Yield Bond, Balanced, Value & Income, Equity Growth, Growth & Income and Special Equity Portfolios have each approved operation under the exemptive order. Each of the remaining Portfolios has asked its investors to consider approving the exemptive order.


Diversified has selected Subadvisers for each Portfolio which have been approved by the Board of Trustees of Diversified Investors Portfolios and, except as permitted by the Portfolios exemptive order, the investors in that Portfolio and was entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of the Subadviser(s) to each Portfolio to make the day-to day investment decisions for the Portfolio and to place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified and the policies set by the Trustees of Diversified Investors Portfolios. The Subadvisers are as follows and, except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel:

MONEY MARKET PORTFOLIO AND
INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Capital Management Group. Capital Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York, New York 10019.

The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Portfolios indicated:

Money Market Portfolio: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

Intermediate Government Bond Portfolio: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.

CORE BOND PORTFOLIO

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as a successor to an investment adviser formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.

HIGH-YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Corp. is the direct owner of Eaton Vance Management which has been a registered investment adviser since October 30, 1990. The principal address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High-Yield Bond Fund. Ms. Carter has 17 years of investment experience and has held the following positions: Vice President, John Hancock Advisers; Senior Investment Officer, Allmerica Financial; Investment Analyst, United Business Services. Mr. Weilheimer has 13 years of investment experience and has held the following positions: Senior Analyst, Amroc Investments, L.P.; and Senior Analyst, Cowen & Company.

BALANCED FUND

Aeltus Investment Management, Inc.
BlackRock Advisors, Inc.

Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Geoffrey A. Brod, Portfolio Manager, has been responsible for the day-to-day supervision of the Balanced Fund on behalf of Aeltus since 1999 and has been employed by Aeltus or its parent company since 1966.

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

VALUE & INCOME PORTFOLIO

Alliance Capital Management LP
Asset Management Group


Alliance Capital Management, L.P. Alliance Capital Management Corporation is the general partner of Alliance and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 3, 1999. The address of Alliance Capital Management Corporation is 1345 Avenue of the Americas, New York, New York 10105.



Asset Management Group. Asset Management Group is a division of 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group, Inc. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.


GROWTH & INCOME FUND

Aeltus Investment Management Inc.
Credit Suisse Asset Management, LLC


Aeltus Investment Management Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.


Geoffrey A. Brod, Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Growth & Income Portfolio on behalf of Aeltus. Mr. Brod has been employed by Aeltus or its parent since 1966. Mr. Whelan has been a portfolio manager with Aeltus since 1989. Mr. Cote has been a portfolio manager with Aeltus since 2001 and an equity analyst with Aeltus since 1996.


Credit Suisse Asset Management, LLC. Credit Suisse is the investment management division of Credit Suisse Group. Credit Suisse's predecessor firm was created in 1935 and has been a registered investment adviser since 1968. The principal business address of Credit Suisse is 466 Lexington Avenue, New York, New York 10017-3140.


D. Susan Everly, Margaret D. Miller and Sheryl Hempel are jointly responsible for the day-to-day management of the Growth & Income Portfolio on behalf of Credit Suisse. Ms. Everly has been employed by Credit Suisse since April 1998 and prior to that was an analyst at Goldman Sachs. Ms. Miller joined Credit Suisse in 2000 as a result of its acquisition of Donaldson, Lufkin & Jenrette where she had worked since 1996. Ms. Hempel joined Credit Suisse in 2000 from Morgan Stanley Dean Witter Investment Management which she joined in 1996.

EQUITY GROWTH PORTFOLIO

Ark Asset Management Co.
Dresdner RCM Global Investors LLC
Marsico Capital Management, LLC

Ark Asset Management Co. Ark has been a registered investment adviser since July 10, 1989, Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal address of Ark is 125 Broad Street -- 13th Floor, New York, New York 10004.

Dresdner RCM Global Investors LLC. Dresdner RCM was established in 1996, when Dresdner Bank AG acquired RCM Capital Management. Dresdner RCM has been a registered investment advisor since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, San Francisco, California 94111.

Marsico Capital Management, LLC. Marsico, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal address of Marsico is 1200 17th Street -- Suite 1300, Denver, Colorado 80202.


Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.


SPECIAL EQUITY PORTFOLIO


Husic Capital Management


INVESCO Institutional (N.A.), Inc.

RS Investment Management, L.P.
Wellington Management Company LLP
Westport Asset Management, Inc.


Husic Capital Management. Husic was founded in March 1986 and is a California limited partnership. The General Partner of Husic is Frank J. Husic & Co., a California corporation. Mr. Husic has been a registered investment adviser since 1986. The principal business address of Husic is 555 California Street, Suite 2900, San Francisco, California 94104. Mr. Husic and Ronald J. Leong are jointly responsible for the day-to-day management of the Special Equity Fund on behalf of Husic. Mr. Husic is the founder of the firm and is Chief Investment Officer. Mr. Leong has been employed by Husic since 1988.



INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESC AP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.


Jeremy S. Lefkowitz, Portfolio Manager, is responsible for the day-to-day management of the special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz has been employed by INVESCO since October 1974.

RS Investment Management, L.P. RS was formed in 1994 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

David J. Evans, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Portfolio on behalf of RS Investment Management, L.P. since 1999 and has been employed by RS Investment Management, L.P. since 1989.


Wellington Asset Management, Inc. Wellington Management was formed in 1933 and has been a registered investment adviser since November 15, 1979. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109.



Westport Asset Management, Inc. Westport was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.


Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Special Equity Portfolio on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY PORTFOLIO


McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. Commencing in 1998, McKinley awarded equity interest to key employees. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage, Alaska 99503.


Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Aggressive Equity Portfolio since 1996 and has been employed by McKinley since 1991.

INTERNATIONAL EQUITY PORTFOLIO

Capital Guardian Trust Company. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

ADVISORY FEES


For the fiscal year ended December 31, 2001, Diversified and the subadvisers received aggregate advisor fees (after waivers) equal to that percentage of each Fund's average daily net assets set forth in the table below.


Money Market Fund                                              0.25%
High Quality Bond Fund                                         0.35%
Intermediate Government Bond Portfolio                         0.35%
Core Bond Portfolio                                            0.35%
High-Yield Bond Portfolio                                      0.55%
Balanced Portfolio                                             0.45%
Value & Income Portfolio                                       0.45%
Growth & Income Portfolio                                      0.60%
Equity Growth Portfolio                                        0.62%
Special Equity Portfolio                                       0.80%
Aggressive Equity Portfolio                                    0.97%
International Equity Portfolio                                 0.75%

ADMINISTRATOR

Diversified provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Diversified receives no additional fee for its administrative services to Diversified Investors Portfolios.

DISTRIBUTION ARRANGEMENTS


Diversified Investors Portfolios has retained the services of DISC as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.


CUSTODIAN AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02205, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depositary Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Diversified Investors Portfolios. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

EXPENSES

The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of

Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Investment Advisory Agreements.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS PORTFOLIOS

Beneficial interests in the Portfolios described in this Prospectus are currently being offered by DISC to AUSA for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

NET ASSET VALUE


Diversified Investors Portfolios values the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event occurs between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined, assets are valued using fair value procedures under the direction of the Board of Trustees of Diversified Investors Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of Diversified Investors Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.


TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

Withdrawals by any investor in Diversified Investors Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND LIABILITIES

Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as "Portfolios"). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.


Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See "Voting Rights" at page 27.



Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day as defined above (see page 54) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.


The "net income" of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                            INDEPENDENT ACCOUNTANTS

The statutory basis financial statements of AUSA included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, Des Moines, Iowa. PricewaterhouseCoopers LLP, New York, New York serves as independent accountants to Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios.

                               LEGAL PROCEEDINGS

There are no material legal proceedings to which AUSA, Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or Diversified is a party.

                      STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for AUSA, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds and should be considered only as bearing on the ability of AUSA to meet its obligations under the Contracts. The statutory basis financial statements of AUSA should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to AUSA) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information with respect to AUSA and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to AUSA), contact AUSA at its address or phone number set forth on the cover of this Prospectus.


For further information with respect to the Calvert Series, Calvert, Inc. or Calvert Asset Management Company, Inc., including the Calvert Series' Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.


                                 MISCELLANEOUS

The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                           PAGE
----                                                           ----
Independent Accountants.....................................      1
Sale of Contracts/Principal Underwriter.....................      1
Texas Optional Retirement Program...........................      1
Performance Data............................................      1
  Variable Funds Money Market Subaccount....................      1
Diversified Investors Portfolios............................      2
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................      2
  Portfolio Transactions and Brokerage Commissions..........     20
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................     22
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................     23
Determination of Unit Value; Valuation of Securities........     25
Management of Diversified Investors Portfolios..............     28
Management of The Strategic Variable Funds Account..........     34
Diversified Investors Portfolios: Description of Trust......     37
Tax Information Relating to Diversified Investors
  Portfolios................................................     39
Statutory Basis Financial Statements of AUSA................     40
Appendix A  -- Description of Security Ratings..............    A-1
Financial Statements........................................    F-1

                                  REQUEST FOR
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

AUSA
4 Manhattanville Road
Purchase, New York 10577

Please make sure that your name and the address to which you wish AUSA to send the current Statement of Additional Information appears below:

Name

Address

Employer

                                      -A-1-

                                   APPENDIX A

                             STRATEGIC SUBACCOUNTS

Under normal circumstances, the Strategic Variable Funds Subaccounts are allocated among the Variable Funds Money Market, Bond and Stock Subaccounts as follows:

                                               -----------------------------------------------------------------------------
                                                     SHORT HORIZON             INTERMEDIATE            INTERMEDIATE/LONG
                                                       STRATEGIC             HORIZON STRATEGIC         HORIZON STRATEGIC
                                               -----------------------------------------------------------------------------
                                                               TARGET                    TARGET                    TARGET
                                                  NORMAL       WITHIN       NORMAL       WITHIN       NORMAL       WITHIN
                                                  RANGE        RANGE        RANGE        RANGE        RANGE        RANGE
    ------------------------------------------------------------------------------------------------------------------------
     Money Market                                  0-20%        10%          0-10%         0%          0-10%         0%
    ------------------------------------------------------------------------------------------------------------------------
     High Quality Bond                            10-30%        20%          0-20%        10%          0-15%         5%
    ------------------------------------------------------------------------------------------------------------------------
     Intermediate Government Bond                 10-30%        20%          0-15%         5%          0-15%         5%
    ------------------------------------------------------------------------------------------------------------------------
     Core Bond                                    20-40%        30%         15-35%        25%          0-20%        12%
    ------------------------------------------------------------------------------------------------------------------------
     High-Yield Bond                               0-20%        10%          0-20%        10%          0-15%         8%
    ------------------------------------------------------------------------------------------------------------------------
     Value & Income                                0-20%        10%          5-25%        15%         10-30%        21%
    ------------------------------------------------------------------------------------------------------------------------
     Growth & Income                                 N/A        N/A          0-20%         8%          0-20%        11%
    ------------------------------------------------------------------------------------------------------------------------
     Equity Growth                                   N/A        N/A          0-15%         7%          0-20%        10%
    ------------------------------------------------------------------------------------------------------------------------
     Special Equity                                  N/A        N/A          0-20%        10%          0-20%        14%
    ------------------------------------------------------------------------------------------------------------------------
     Aggressive Equity                               N/A        N/A          0-10%         3%          0-10%         4%
    ------------------------------------------------------------------------------------------------------------------------
     International Equity                            N/A        N/A          0-15%         7%          0-20%        10%
    ------------------------------------------------------------------------------------------------------------------------

                     (This page intentionally left blank.)

                                      -B-1-

                                   APPENDIX B

                          APPLICABLE PREMIUM TAX RATES

                                       PREMIUM TAX RATE PERCENT
                                      ---------------------------
                                                         NON-
                                      QUALIFIED       QUALIFIED
                                      ---------      ------------
California..........................     .50%            2.35%
District of Columbia................      --               --
Kentucky............................    2.00%            2.00%
Maine...............................      --             2.00%
Nevada..............................      --             3.50%
Puerto Rico.........................    1.00%            1.00%
South Dakota........................      --             1.25%
West Virginia.......................    1.00%            1.00%
Wyoming.............................      --             1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can receive copies of this information by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                                      AND

                       AUSA LIFE INSURANCE COMPANY, INC.
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (800) 926-0044

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2002, AND SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS"), FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY AUSA LIFE INSURANCE COMPANY, INC. ("AUSA") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS (THE "VARIABLE FUNDS ACCOUNT") OR DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS (THE "STRATEGIC VARIABLE FUNDS ACCOUNT", AND, TOGETHER WITH THE VARIABLE FUNDS ACCOUNT, THE "ACCOUNTS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING AUSA AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (800) 926-0044.


A separate Statement of Additional Information is available without charge for Calvert Variable Series, Inc. ("Calvert, Inc.") of which the Calvert Social Balanced Portfolio is part by writing to Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.


TABLE OF CONTENTS


                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................     1
Sale of Contracts/Principal Underwriter.....................     1
Texas Optional Retirement Program...........................     1
Performance Data............................................     1
  Variable Funds Money Market Subaccount....................     1
Diversified Investors Portfolios............................     2
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................     2
  Portfolio Transactions and Brokerage Commissions..........    20
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................    22
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................    23
Determination of Unit Value; Valuation of Securities........    25
Management of Diversified Investors Portfolios..............    28
Management of The Strategic Variable Funds Account..........    34
Diversified Investors Portfolios: Description of Trust......    37
Tax Information Relating to Diversified Investors
  Portfolios................................................    39
Statutory Basis Financial Statements of AUSA................    40
Appendix A -- Description of Security Ratings...............   A-1
Financial Statements........................................   F-1

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, New York, New York serves as independent accountants to the Accounts. The statutory basis financial statements of AUSA appearing on the following pages have been audited by Ernst & Young L.L.P., independent auditors, Des Moines, Iowa.

SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

Diversified Investors Securities Corp. ("DISC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than AUSA. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

TEXAS OPTIONAL RETIREMENT PROGRAM

Participants in the Texas Optional Retirement Program (the "Program") are subject to certain restrictions pertaining to redemptions. (See "Restrictions Under The Texas Optional Retirement Program" in the Prospectus). Pursuant to Rule 6c-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Registrant hereby represents that Rule 6c-7 of the 1940 Act is being relied upon and that the provisions of paragraphs (a) through (d) of each Rule have been complied with.

PERFORMANCE DATA

VARIABLE FUNDS MONEY MARKET SUBACCOUNT

For the seven day period ended December 31, 2001, the yield for the Variable Funds Money Market Subaccount (the "Money Market Subaccount") was .87% and the effective yield was .87%.

The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the "Money Market Portfolio") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

DIVERSIFIED INVESTORS PORTFOLIOS

There are thirteen Subaccounts of Diversified Investors Variable Funds that are presently available for investment under the Contracts (the "Variable Funds Subaccounts"). There are three Subaccounts of Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Subaccounts") which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Diversified Investors Portfolios. Those series of Diversified Investors Portfolios (the "Portfolios") are described in this Statement of Additional Information. Each Strategic Variable Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the High-Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Special Equity Portfolio, the Aggressive Equity Portfolio and the International Equity Portfolio.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS RELATING TO THE PORTFOLIOS

                             INVESTMENT OBJECTIVES

The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

                              INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.


Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.


The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio's ability to meet its current obligations or impede investment management if a large portion of the Portfolio's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.


The Portfolios may, together with other registered investment companies managed by the Portfolios' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL PORTFOLIOS

The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

FOREIGN SECURITIES -- MONEY MARKET PORTFOLIO

The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio's Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Not more than 5% of a Portfolio's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are affected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.



Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.


GUARANTEED INVESTMENT CONTRACTS

The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio's obligations with respect to such futures contracts. The assets in the account will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Portfolios, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Board of Trustees of Diversified Investors Portfolios have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or (b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of a Portfolio and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Portfolio does not exceed 5% of the market value of the total assets of the Portfolio. In addition, the aggregate market value of the outstanding futures contracts purchased by the Portfolio may not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by Diversified Investors Portfolios' Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S.

Government securities and other high quality liquid debt securities in a segregated account with its custodian.

The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S.

Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In addition to options on securities, the Portfolios may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio's total assets would be involved in short sales against the box. The Portfolios do not currently intend to engage in such sales.

REAL ESTATE INVESTMENT TRUSTS


Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio's or the borrower's option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY DEFENSIVE POSITIONS

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

THE PORTFOLIOS

The "fundamental policies" of each Portfolio may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

Fundamental Policies. As a matter of fundamental policy, no Portfolio may:

     (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (Diversified Investors Portfolios may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

Non-Fundamental Policies.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.


This policy may be changed by the Board of Trustees of Diversified Investors Portfolios.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

A Portfolio's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.

BROKERAGE TRANSACTIONS. Each Portfolio's Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio's Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

BALANCED PORTFOLIO
     Fiscal year ended December 31, 1999: $826,394
     Fiscal year ended December 31, 2000: $629,866

     Fiscal year ended December 31, 2001: $930,939


VALUE & INCOME PORTFOLIO
     Fiscal year ended December 31, 1999: $1,129,249
     Fiscal year ended December 31, 2000: $1,490,704

     Fiscal year ended December 31, 2001: $1,621,330


GROWTH & INCOME PORTFOLIO
     Fiscal year ended December 31, 1999: $1,093,564
     Fiscal year ended December 31, 2000: $1,334,025

     Fiscal year ended December 31, 2001: $2,072,437


EQUITY GROWTH PORTFOLIO
     Fiscal year ended December 31, 1999: $ 749,655
     Fiscal year ended December 31, 2000: $1,040,024

     Fiscal year ended December 31, 2001: $1,457,768


SPECIAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 1999: $1,349,955
     Fiscal year ended December 31, 2000: $1,429,785

     Fiscal year ended December 31, 2001: $4,062,047


AGGRESSIVE EQUITY PORTFOLIO
     Fiscal year ended December 31, 1999: $235,606
     Fiscal year ended December 31, 2000: $311,328

     Fiscal year ended December 31, 2001: $582,215


INTERNATIONAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 1999: $494,520
     Fiscal year ended December 31, 2000: $884,024

     Fiscal year ended December 31, 2001: $665,485

INVESTMENT RESTRICTIONS RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

Fundamental policies of the Strategic Variable Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Strategic Variable Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Strategic Variable Funds Subaccount.

As a matter of fundamental policy, each Strategic Variable Funds Subaccount may not:

     (1) Borrowing. Borrow money, except each Strategic Variable Funds Subaccount may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Strategic Variable Funds Subaccount will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) Loans. Make loans, although the Portfolios through which the Strategic Variable Funds Subaccounts invest may purchase money market securities and enter into repurchase agreements;

     (3) Margin. Purchase securities on margin;

     (4) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Strategic Variable Funds Subaccounts as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Subaccount's total assets, valued at market;

     (5) Real Estate. Purchase or sell real estate;

     (6) Senior Securities. Issue senior securities (except permitted borrowings);

     (7) Short Sales. Effect short sales of securities; or

     (8) Underwriting. Underwrite securities issued by other persons, except to the extent that the Strategic Variable Funds Account or Subaccounts may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Variable Funds Subaccount may engage in futures and options transactions through investments in the Portfolios.

As a matter of operating policy, each Strategic Variable Funds Subaccount may not:

     (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

     (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Strategic Variable Funds Subaccount's net assets would be invested in illiquid securities or other securities that are not readily marketable;

     (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

     (4) Options. Invest in options;

     (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Strategic Variable Funds Account, those officers and directors of AUSA and Diversified, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

     (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

     (7) Warrants. Invest in warrants.

Each Strategic Variable Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Strategic Variable Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Strategic Variable Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Strategic Variable Funds Subaccounts' investment programs set forth in the Prospectus, each of the Strategic Variable Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

PERFORMANCE INFORMATION RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Strategic Variable Funds Subaccount's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Strategic Variable Funds Subaccount:

TOTAL RETURN

The Strategic Variable Funds Subaccount's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Strategic Variable Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

YIELD

The Strategic Variable Funds Subaccount's yield quotation will be based on the annualized net investment income per unit of the Strategic Variable Funds Subaccount over a 30-day period. The current yield for the Strategic Variable Funds Subaccount is calculated by dividing the net investment income per unit of the Strategic Variable Funds Subaccount earned during the period by the net asset value per unit of the Strategic Variable Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

COMPARISON OF STRATEGIC VARIABLE FUNDS SUBACCOUNT PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Strategic Variable Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, a Strategic Variable Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Strategic Variable Funds Subaccount's performance made by independent sources may also be used in advertisements concerning a Strategic Variable Funds Subaccount. Sources for a Strategic Variable Funds Subaccount's performance information may include, but are not limited to, the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

The performance of the Strategic Variable Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Funds Account's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

DETERMINATION OF UNIT VALUE; VALUATION OF SECURITIES

AUSA determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Strategic Variable Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Strategic Variable Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Strategic Variable Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.


Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.


Equity securities are valued at the last sale price as of 4:00 p.m. (or earlier close of regular trading on the exchange) on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of Diversified Investors Portfolios. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of Diversified Investors Portfolios. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued using fair value procedures in good faith by or at the direction of the Board of Trustees of Diversified Investors Portfolios. The fair value procedures may also be used to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Portfolio's net asset value is calculated. A Portfolio that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures.


Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Adviser, under the supervision of the Board of Trustees of Diversified Investors Portfolios, in good faith, will establish a conversion rate for such currency.

A determination of fair value used in calculating net asset value must be made in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected.

The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.


                                                                        TRUSTEES



                                     POSITION
                                     HELD AND
                                     LENGTH OF
           NAME AND AGE             TIME SERVED   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
           ------------             -----------   ---------------------------------------------------------------------
INTERESTED TRUSTEES
Tom A. Schlossberg*...............  Trustee       Director, Chairman of the Board of the Trust; President and Chief
Age: 51                             since 1993    Executive Officer, Diversified Investment Advisors, Inc. (since
                                                  December 1993 to February 2002).

Mark Mullin*......................  Trustee       President and Chief Executive Officer, (since February 2002 to
Age: 38                             since 1999    present); Vice President (since 1999 to February 2002). Diversified
                                                  Investment Advisors, Inc.

DISINTERESTED TRUSTEES
Neal M. Jewell....................  Trustee       Consultant (since 1995); Independent Trustee, EAI Select (a
Age: 67                             since 1993    registered investment company) (since 1995).

Eugene M. Mannella................  Trustee       Executive Vice President, International Fund Services, Inc. (mutual
Age: 48                             since 1993    fund administration) (since August 1993).

Patricia L. Sawyer................  Trustee       President and Executive Search Consultant, Smith & Sawyer LLC (since
Age: 51                             since 1993    1990).



The Board of Trustees met six times during the Portfolios' last fiscal year. The Board has a standing audit committee currently composed all of the Trustees who are not "interested persons" of the Portfolios as defined in the 1940 Act. The Audit Committee met four times during the Portfolios' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Portfolios and, among other things, considers the selection of the independent public accountants for the Portfolios, approves all significant services proposed to be performed by those accountants and considers the possible effects of the services on the independence of those accountants. The Board does not have a standing nominating or compensation committee.

                                                                        OFFICERS



Mr. Mullin is President and Chairman of the Board.



                                  POSITION
                                  HELD AND
                                  LENGTH OF
NAME AND AGE                     TIME SERVED   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
------------                     -----------   ---------------------------------------------------------------------
Robert F. Colby                  Secretary     Vice President and General Counsel, Diversified (since November
Age: 46                          since 1993    1994); Vice President of DISC (since November 1993); Vice President and Assistant Secretary, AUSA Life Insurance Company, Inc. (since
                                               March, 1995); Director, Vice President and Chief Corporate Counsel,
                                               The MONY Group, Inc. (April 1993 to December 1993).
Joseph P. Carusone               Treasurer     Vice President (since December 1999), Director (since December 1999),
Age: 36                          since 2002    Diversified; Vice President and Assistant Treasurer, Bank of New York
                                               (1995 to 1999).
John F. Hughes                   Assistant     Vice President and Senior Counsel, Diversified (since November 1993);
Age: 60                          Secretary     Vice President AUSA Life Insurance Company (since November 1993);
                                 since 1993    Assistant Secretary DISC (since 1993).



                                                                    COMPENSATION



For the fiscal year ended December 31, 2001, the Trust provided the following compensation to its Trustees.



    -------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                         AGGREGATE            PENSION OR                               COMPENSATION
                                        COMPENSATION          RETIREMENT                             FROM THE TRUSTS
                                            FROM               BENEFITS            ESTIMATED               AND
                                        DIVERSIFIED           ACCRUED AS             ANNUAL            FUND COMPLEX
                                         INVESTORS             PART OF           BENEFITS UPON             PAID
    NAME OF PERSON, POSITION             PORTFOLIOS         FUND EXPENSES          RETIREMENT          TO TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg
     Trustee                                 None                None                  None                 None
    -------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                              $15,500                None                  None              $15,500
    -------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                              $15,500                None                  None              $15,500
    -------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                                 None                None                  None                 None
    -------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                              $15,500                None                  None              $15,500
    -------------------------------------------------------------------------------------------------------------------



The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                                                  CODE OF ETHICS



The Trustees of Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds, Diversified Investment Advisors, Inc. and Diversified Investors Securities Corp., the investment adviser and distributor, respectively have adopted a Code of Ethics (the "Code"). This Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.


INVESTMENT ADVISORY SERVICES

Diversified Investment Advisers, Inc. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.

Each Advisory Agreement and Subadvisory Agreement provides that the Adviser or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to its interests) or by a vote of a majority of the Board of Trustees of Diversified Investors Portfolios, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. Each agreement provides that neither the Adviser nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

The Adviser's and Subadviser's fees with respect to each Portfolio are described in the Prospectus.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.


Diversified provides services with respect to $46 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than 900,000 participants and has 925 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.


As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios.


In approving each Advisory Agreement and each Subadvisory Agreement, the Trustees considered, among other things, the nature and quality of the services provided by Diversified or the subadviser. The Trustees reviewed information regarding the investment performance of each Portfolio for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Portfolios. The Trustees reviewed data showing how the Portfolios' fees and total expense ratios compared with those of comparable funds.



The Trustees also considered the benefits to Diversified and the subadvisers from soft dollar arrangements with brokers and other fallout benefits to Diversified and the subadvisers. The Trustees reviewed information concerning the level of profits received by Diversified from its arrangements with each Portfolio.



Based upon their review, the Trustees determined that the terms of each Advisory Agreement and each Subadvisory Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to each Portfolio, the agreements were reasonable, fair and in the best interests of the Portfolio and its investors. The Trustees also concluded that the fees provided in the Diversified Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


Each Subadviser's performance on behalf of a Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.


Each of the Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. To date, the investors of the High Quality Bond, Core Bond, High-Yield Bond, Balanced, Value & Income, Growth & Income, Equity Growth and Special Equity Portfolios have each approved operation under the exemptive order. Each of the remaining Portfolios has asked its investors to consider approving the exemptive order.


Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

For the fiscal year ended December 31, 1999, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED      WAIVED
----------------------------------------------------------------------------------------
 Money Market                                                 $  925,652    $    --
----------------------------------------------------------------------------------------
 High Quality Bond                                               794,958         --
----------------------------------------------------------------------------------------
 Intermediate Government Bond                                    605,483        490
----------------------------------------------------------------------------------------
 Core Bond                                                     1,995,476         --
----------------------------------------------------------------------------------------
 Balanced                                                      2,284,131     92,527
----------------------------------------------------------------------------------------
 Value & Income                                                6,502,830         --
----------------------------------------------------------------------------------------
 Growth & Income                                               5,981,522      1,170
----------------------------------------------------------------------------------------
 Equity Growth                                                 5,900,858         33
----------------------------------------------------------------------------------------
 Special Equity                                                7,623,496     13,406
----------------------------------------------------------------------------------------
 Aggressive Equity                                             1,394,114     13,847
----------------------------------------------------------------------------------------
 High-Yield Bond                                                 617,744     12,888
----------------------------------------------------------------------------------------
 International Equity                                          3,213,534        500
----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation Variable                       4,446         --
----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation Variable               25,047         --
----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation Variable          31,414         --
----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2000, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 1,184,591    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                776,460         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     648,152         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      1,929,151         --
-----------------------------------------------------------------------------------------
 Balanced                                                       2,377,909         --
-----------------------------------------------------------------------------------------
 Value & Income                                                 5,834,782         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                7,631,222         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  8,098,642         --
-----------------------------------------------------------------------------------------
 Special Equity                                                10,147,286         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              4,035,156         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                  706,574     69,021
-----------------------------------------------------------------------------------------
 International Equity                                           4,962,199         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation Variable                        5,614         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation Variable                35,449         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation Variable           47,520         --
-----------------------------------------------------------------------------------------


For the fiscal year ended December 31, 2001, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:



-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 1,624,323         --
-----------------------------------------------------------------------------------------
 High Quality Bond                                                974,830         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     838,425         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      2,516,101         --
-----------------------------------------------------------------------------------------
 High-Yield Bond                                                  906,820
-----------------------------------------------------------------------------------------
 Balanced                                                       2,307,738         --
-----------------------------------------------------------------------------------------
 Value & Income                                                 7,112,758         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                6,077,076         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                  7,615,912         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,634,614         --
-----------------------------------------------------------------------------------------
 International Equity                                           4,721,243         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                11,258         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         40,483         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    51,249         --
-----------------------------------------------------------------------------------------


ADMINISTRATOR


The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN

Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

MANAGEMENT OF THE STRATEGIC VARIABLE FUNDS ACCOUNT

The members of the Managing Board of Diversified Investors Strategic Variable Funds and officers of AUSA directly involved in activities related to Diversified Investors Strategic Variable Funds, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those members of the Managing Board who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Strategic Variable Funds. Unless otherwise indicated, the address of each member and officer of AUSA is Four Manhattanville Road, Purchase, New York 10577.

                                                   MANAGING MEMBERS AND OFFICERS


--------------------------------------------------------------------------------------------------------------
                                        AGE
                                       (AS OF                        PRINCIPAL OCCUPATION(S)
         NAME AND ADDRESS             5/1/01)                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
 Tom A. Schlossberg                      51        Director, Chairman of the Board, President and Chief
 (Managing Board Member)                           Executive Officer, Diversified Investment Advisors (since
                                                   December 1993).
--------------------------------------------------------------------------------------------------------------
 Neal M. Jewell                          67        Consultant (since 1995); Independent Trustee, EAI Select (a
 (Managing Board Member)                           registered investment company) (since 1995).
 355 Thornridge Drive
 Stamford, CT 06903
--------------------------------------------------------------------------------------------------------------
 Eugene M. Mannella                      48        President, International Fund Services (mutual fund
 (Managing Board Member)                           administration) (since August 1993).
 2 Orchard Neck Road
 Center Moriches, New York 19934
--------------------------------------------------------------------------------------------------------------
 Mark Mullin                             39        Vice President, Diversified Investment Advisors (since
 (Managing Board Member)                           April 1995).
--------------------------------------------------------------------------------------------------------------
 Patricia L. Sawyer                      51        President and Executive Search Consultant, Smith & Sawyer
 (Managing Board Member)                           LLC (since 1990).
 P.O. Box 8063
 Vero Beach, Florida 32963
--------------------------------------------------------------------------------------------------------------
 Robert F. Colby                         46        Vice President and General Counsel, Diversified (since
                                                   January 1994); Vice President of DISC (since November
                                                   1993); Vice President and Assistant Secretary, AUSA Life
                                                   Insurance Company, Inc. (since March, 1995); Director, Vice
                                                   President and Chief Corporate Counsel, The MONY Group, Inc.
                                                   (April 1993 to December 1993).
--------------------------------------------------------------------------------------------------------------
 Joseph P. Carusone                      36        Vice President (since December 1999), Director (since
                                                   December 1999), Diversified; Vice President and Assistant
                                                   Treasurer, Bank of New York (1993 to 1999).
--------------------------------------------------------------------------------------------------------------
 John F. Hughes                          60        Vice President and Senior Counsel, Diversified (since
                                                   January 1994); Vice President AUSA Life Insurance Company
                                                   (since November 1993); Assistant Secretary DISC (since
                                                   1993).
--------------------------------------------------------------------------------------------------------------

COMPENSATION

For the fiscal year ended December 31, 2001, Diversified Investors Strategic Variable Funds provided the following compensation to members of the Managing Board.

    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL
                                                                       PENSION OR                             COMPENSATION
                                                                       RETIREMENT                               FROM THE
                                                    AGGREGATE           BENEFITS            ESTIMATED        REGISTRANT AND
                                                  COMPENSATION       ACCRUED AS PART         ANNUAL           FUND COMPLEX
                                                      FROM                 OF             BENEFITS UPON          PAID TO
             NAME OF PERSON, POSITION              REGISTRANT         FUND EXPENSES        RETIREMENT            MEMBERS
    --------------------------------------------------------------------------------------------------------------------------
     Tom A. Schlossberg
     Managing Board Member                             None                None                None                 None
    --------------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Managing Board Member                           $6,500                None                None              $14,250
    --------------------------------------------------------------------------------------------------------------------------
     Eugene M. Manella
     Managing Board Member                           $6,500                None                None              $14,250
    --------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Managing Board Member                             None                None                None                 None
    --------------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Managing Board Member                           $6,500                None                None              $14,250
    --------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY SERVICES

Diversified manages the assets of each Strategic Variable Funds Subaccount pursuant to an Investment Advisory Agreement with AUSA with respect to such Strategic Variable Funds Subaccount and the investment policies described herein and in the Prospectus. AUSA will bear any expenses of the Strategic Variable Funds Subaccounts other than the 0.20% advisory fee. Of course, the Strategic Variable Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest because the Strategic Variable Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

Under the Investment Advisory Agreement with each Strategic Variable Funds Subaccount, Diversified provides each Strategic Variable Funds Subaccount with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Strategic Variable Funds Subaccount in accordance with each Strategic Variable Funds Subaccount's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Diversified is also responsible for effecting all security transactions on behalf of each Strategic Variable Funds Subaccount. The Strategic Variable Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, Diversified provides each Strategic Variable Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Strategic Variable Funds Subaccount's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Strategic Variable Funds Subaccount; maintaining liaison with the agents employed by each Strategic Variable Funds Subaccount such as the custodian; assisting each Strategic Variable Funds Subaccount in the coordination of such agents' activities; and permitting Diversified's employees to serve as officers, managing board members, and committee members of the Strategic Variable Funds Account without cost to the Strategic Variable Funds Account.

Each Strategic Variable Funds Subaccount's Investment Advisory Agreement also provides that Diversified, its directors, officers, employees, and certain other persons performing specific functions for the Strategic Variable Funds Subaccount will only be liable to the Strategic Variable Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


In approving the Investment Advisory Agreement, the Managing Board considered, among other things, the nature and quality of the services provided by Diversified. The Managing Board reviewed information regarding the investment performance of each Strategic Variable Funds Subaccount for the immediately prior year and past years and compared that performance with the performance of other similar subaccounts. The Managing Board also considered the fees payable by the Strategic Variable Funds Subaccounts. The Managing Board reviewed data showing how the Strategic Variable Funds Subaccounts' fees and total expense ratios compared with those of comparable subaccounts.



The Managing Board reviewed information concerning the level of profits received by Diversified from its arrangements with each Strategic Variable Funds Subaccount.



Based upon its review, the Managing Board determined that the terms of the Investment Advisory Agreement were fairly standard in the industry, and concluded that, with respect to each Strategic Variable Funds Subaccount, the agreements were reasonable, fair and in the best interests of the Strategic Variable Funds Subaccounts and their Contractholders. The Managing Board also concluded that the fees provided in the Diversified Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


For general information regarding Diversified, see the discussion in "Management of Diversified Investors Portfolios -- Investment Advisory Services" on page 28 above.

CUSTODIAN

Pursuant to a Custodian Agreement, Investors Bank & Trust Company (the "Custodian") acts as the custodian of each Strategic Variable Funds Subaccount's assets, i.e., each Strategic Variable Funds Subaccount's interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and AUSA. AUSA has agreed to pay all such fees.

DIVERSIFIED INVESTORS PORTFOLIOS: DESCRIPTION OF TRUST

Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Currently there are fourteen active series of Diversified Investors Portfolios. Investors in a Portfolio will be held personally liable for the obligations and liabilities of that Portfolio (and of no other Portfolio), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest in the Portfolio. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional series of beneficial interest, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that particular Portfolio only (and no other Portfolio). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Portfolio to the exclusion of all other Portfolios. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Portfolio) for the benefit of investors in that Portfolio and irrevocably belongs to that Portfolio for all purposes. Neither a Portfolio nor investors in that Portfolio possess any right to or interest in the assets belonging to any other Portfolio.

Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Portfolios. As to any matter which does not affect the interest of a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote.

The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Portfolio shall be authorized by vote of the investors of such Portfolio and no vote will be required of investors in a Portfolio not affected.

Diversified Investors Portfolios or any Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Portfolio present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Portfolio. Diversified Investors Portfolios or any Portfolio may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Portfolio, unless the investors in such Portfolio, by majority vote, agree to continue the Portfolio. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Portfolio.

The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


The Board of Trustees has asked the investors of each Portfolio to consider approving and amended and restated declaration of trust that would give the Trustees more flexibility and broader authority to act without shareholder approval than the existing Declaration of Trust.


TAX INFORMATION RELATING TO DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. The Trust and each Portfolio are not subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code and regulations promulgated thereunder.

Each Portfolio, since it is taxed as a partnership, is not subject to federal income taxation. Instead, an investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Withdrawals by investors from each Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio investing solely in such Portfolio will be able to satisfy the requirements of Subchapter M of the Code.

There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

OTHER TAXATION

The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

STATUTORY BASIS FINANCIAL STATEMENTS OF AUSA

The statutory basis financial statements of AUSA that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds. The statutory basis financial statements of AUSA should be considered only as bearing upon the ability of AUSA to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                                                                      APPENDIX A



                        DESCRIPTION OF SECURITY RATINGS



STANDARD & POOR'S



CORPORATE AND MUNICIPAL BONDS



AAA -- An obligor rated AAA has extremely strong capacity to meet its financial commitments. AAA is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA -- An obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in a small degree.



A -- An obligor rated A has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligor in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB -- An obligor rated BBB has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligors rated BB are regarded as having significant speculative characteristics. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB -- An obligor rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



PLUS (+) OR MINUS (-) A plus or minus may be added to ratings from AA to BB to denote relative standing within the major ratings categories.



COMMERCIAL PAPER, INCLUDING TAX EXEMPT



A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.



A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MOODY'S



CORPORATE AND MUNICIPAL BONDS



Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



COMMERCIAL PAPER



PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



- Leading market positions in well established industries.



- High rates of return on funds employed.



- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



- Well-established access to a range of financial markets and assured sources of alternate liquidity.

              AUSA LIFE INSURANCE COMPANY, INC.
                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                 YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                    CONTENTS


Report of Independent Auditors..............................    F-1

Audited Financial Statements

Balance Sheets -- Statutory Basis...........................    F-2
Statements of Operations -- Statutory Basis.................    F-3
Statements of Changes in Capital and Surplus -- Statutory
  Basis.....................................................    F-4
Statements of Cash Flow -- Statutory Basis..................    F-5
Notes to Financial Statements -- Statutory Basis............    F-6

Statutory-Basis Financial Statement Schedules                  F-27

Summary of Investments -- Other Than Investments in Related
  Parties...................................................   F-28
Supplementary Insurance Information.........................   F-29
Reinsurance.................................................   F-30

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
AUSA Life Insurance Company, Inc.

We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 AUSA Life Insurance Company, Inc. changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

                                                               ERNST & YOUNG LLP

Des Moines, Iowa
February 15, 2002

              AUSA LIFE INSURANCE COMPANY, INC.
                       BALANCE SHEETS -- STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     DECEMBER 31
                                                              -------------------------
                                                                 2001          2000
                                                              -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
  Bonds.....................................................  $ 4,403,548   $ 3,965,483
  Stocks:
    Preferred...............................................        4,207         6,789
    Common, at market (cost: $173,440 in 2001 and $128,329
     in 2000)...............................................      177,659       129,090
  Mortgage loans on real estate.............................      439,685       431,456
  Real estate, at cost less accumulated depreciation........        1,009            --
  Policy loans..............................................       13,440         3,205
  Short-term notes receivable from affiliates...............       71,300       134,200
  Cash and short-term investments...........................      148,906        43,219
  Other invested assets.....................................       19,504         9,805
                                                              -----------   -----------
Total cash and invested assets..............................    5,279,258     4,723,247
Receivable from affiliates..................................       30,858         4,782
Premiums deferred and uncollected...........................       51,977         6,439
Accrued investment income...................................       69,264        62,225
Federal income taxes recoverable............................           --         3,383
Goodwill....................................................       12,852            --
Amounts recoverable related to reinsurance ceded............       37,331             3
Other assets................................................       12,470         2,906
Separate account assets.....................................    6,507,715     6,875,525
                                                              -----------   -----------
Total admitted assets.......................................  $12,001,725   $11,678,510
                                                              ===========   ===========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life....................................................  $   375,569   $   160,396
    Annuity.................................................    4,039,430     3,842,524
    Accident and health.....................................       18,295        16,475
  Policy and contract claim reserves:
    Life....................................................       66,616         3,227
    Accident and health.....................................       11,697         8,122
  Liability for deposit type contracts......................      127,921       119,274
  Other policyholders' funds................................          659         1,121
  Transfers to separate accounts due or accrued.............       (6,767)       (5,468)
  Remittances and items not allocated.......................      123,358        72,542
  Asset valuation reserve...................................       49,278        90,589
  Interest maintenance reserve..............................       20,112        10,788
  Funds held under coinsurance agreement....................      154,722            --
  Payable under assumption reinsurance agreement............       25,899        28,377
  Provision for experience rating refunds...................      (11,156)           27
  Other liabilities.........................................       48,164        16,284
  Federal income taxes payable..............................       16,467            --
  Separate account liabilities..............................    6,496,580     6,863,726
                                                              -----------   -----------
Total liabilities...........................................   11,556,844    11,228,004
Capital and surplus:
  Common stock, $125 par value, 20,000 shares authorized,
    issued, and outstanding: 2001 -- 16,466 shares and
    2000 -- 20,000 shares...................................        2,058         2,500
  Preferred stock, $10 par value, 44,175 shares authorized,
    issued and outstanding..................................          442            --
  Paid-in surplus...........................................      319,180       319,180
  Special surplus funds.....................................        2,282         2,169
  Unassigned surplus........................................      120,919       126,657
                                                              -----------   -----------
Total capital and surplus...................................      444,881       450,506
                                                              -----------   -----------
Total liabilities and capital and surplus...................  $12,001,725   $11,678,510
                                                              ===========   ===========

See accompanying notes.

              AUSA LIFE INSURANCE COMPANY, INC.
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                     YEAR ENDED DECEMBER 31
                                                              ------------------------------------
                                                                 2001         2000         1999
                                                              ----------   ----------   ----------
Revenue:
  Premiums and other considerations, net of reinsurance:
     Life...................................................  $  143,732   $   43,850   $   48,276
     Annuity................................................   1,473,146    1,529,202    1,475,991
     Accident and health....................................      42,687       30,541       29,748
  Net investment income.....................................     348,703      330,718      325,049
  Amortization of interest maintenance reserve..............         686          544        4,078
  Commissions and expense allowances on reinsurance ceded...      30,257          453          424
  Separate account fee income...............................      53,318       58,734       51,872
  Other income..............................................       2,105        1,755        5,531
                                                              ----------   ----------   ----------
                                                               2,094,634    1,995,797    1,940,969
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health benefits..................     243,472       32,059       32,871
     Surrender benefits.....................................   1,456,121    1,631,618    1,937,450
     Other benefits.........................................      38,826       25,993       21,747
     Increase (decrease) in aggregate reserves for policies
       and contracts:
       Life.................................................    (100,418)      22,249       29,016
       Annuity..............................................     188,999     (109,841)     (71,893)
       Accident and health..................................       1,820           43           16
       Other................................................          --        2,362          778
     Increase (decrease) in liability for premium and other
       deposit type funds...................................          --      128,146     (122,644)
                                                              ----------   ----------   ----------
                                                               1,828,820    1,732,629    1,827,341
  Insurance expenses:
     Commissions............................................     113,754       48,590       50,265
     General insurance expenses.............................      59,498       58,850       58,034
     Taxes, licenses and fees...............................       1,922        1,771        1,836
     Net transfers to (from) separate accounts..............       9,549       69,726      (79,470)
     Other..................................................       7,828          (44)         (16)
                                                              ----------   ----------   ----------
                                                                 192,551      178,893       30,649
                                                              ----------   ----------   ----------
                                                               2,021,371    1,911,522    1,857,990
                                                              ----------   ----------   ----------
Gain from operations before federal income tax expense and
  net realized capital gains (losses) on investments........      73,263       84,275       82,979
Federal income tax expense..................................      40,532       20,713        7,976
                                                              ----------   ----------   ----------
Gain from operations before net realized capital gains
  (losses) on investments...................................      32,731       63,562       75,003
Net realized capital gains (losses) on investments (net of
  related federal income taxes and amounts transferred to
  interest maintenance reserve).............................     (74,452)       1,023       11,471
                                                              ----------   ----------   ----------
Net income (loss)...........................................  $  (41,721)  $   64,585   $   86,474
                                                              ==========   ==========   ==========

See accompanying notes.

                       AUSA LIFE INSURANCE COMPANY, INC.



        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                                SPECIAL   UNASSIGNED      TOTAL
                                                COMMON   PREFERRED   PAID-IN    SURPLUS    SURPLUS     CAPITAL AND
                                                STOCK      STOCK     SURPLUS     FUNDS    (DEFICIT)      SURPLUS
                                                ------   ---------   --------   -------   ----------   -----------
Balance at January 1, 1999....................  $2,500     $ --      $319,180   $1,827     $(20,261)    $303,246
  Net income..................................     --        --            --      190       86,284       86,474
  Change in net unrealized capital
    gains/losses..............................     --        --            --       --       (2,666)      (2,666)
  Change in non-admitted assets...............     --        --            --       --        8,957        8,957
  Change in liability for reinsurance in
    unauthorized companies....................     --        --            --       --         (394)        (394)
  Change in asset valuation reserve...........     --        --            --       --        1,080        1,080
  Net change in separate account surplus......     --        --            --       --       (3,202)      (3,202)
                                                ------     ----      --------   ------     --------     --------
Balance at December 31, 1999..................  2,500        --       319,180    2,017       69,798      393,495
  Net income..................................     --        --            --      152       64,433       64,585
  Change in net unrealized capital
    gains/losses..............................     --        --            --       --         (540)        (540)
  Change in non-admitted assets...............     --        --            --       --          683          683
  Change in liability for reinsurance in
    unauthorized companies....................     --        --            --       --          383          383
  Change in asset valuation reserve...........     --        --            --       --       (7,592)      (7,592)
  Net change in separate account surplus......     --        --            --       --         (508)        (508)
                                                ------     ----      --------   ------     --------     --------
Balance at December 31, 2000..................  2,500        --       319,180    2,169      126,657      450,506
  Cumulative effect of change in accounting
    principles................................     --        --            --       --       (1,365)      (1,365)
  Net loss....................................     --        --            --      113      (41,834)     (41,721)
  Change in net unrealized capital
    gains/losses..............................     --        --            --       --        2,450        2,450
  Change in non-admitted assets...............     --        --            --       --           (3)          (3)
  Change in liability for reinsurance in
    unauthorized companies....................     --        --            --       --      (13,489)     (13,489)
  Change in asset valuation reserve...........     --        --            --       --       41,311       41,311
  Tax benefits on stock options exercised.....     --        --            --       --          805          805
  Reinsurance transactions....................     --        --            --       --        6,500        6,500
  Net change in separate account surplus......     --        --            --       --         (113)        (113)
  Exchange of common stock for preferred
    stock.....................................   (442)      442            --       --           --           --
                                                ------     ----      --------   ------     --------     --------
Balance at December 31, 2001..................  $2,058     $442      $319,180   $2,282     $120,919     $444,881
                                                ======     ====      ========   ======     ========     ========

See accompanying notes.

              AUSA LIFE INSURANCE COMPANY, INC.
                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                              ---------------------------------------
                                                                 2001          2000          1999
                                                              -----------   -----------   -----------
OPERATING ACTIVITIES
Premiums and other considerations received, net of
  reinsurance...............................................  $ 1,964,451   $ 1,605,067   $ 1,569,443
Net investment income received..............................      342,428       318,749       343,327
Life and accident and health claims paid....................     (207,815)      (33,955)      (34,919)
Surrender benefits and other fund withdrawals paid..........   (1,456,762)   (1,631,618)   (1,937,450)
Other benefits paid to policyholders........................      (39,568)      (25,942)      (21,733)
Commissions, other expenses and other taxes.................     (162,075)     (125,571)     (125,507)
Net transfers (to) from separate account....................       41,360       (13,323)      131,083
Federal income taxes paid...................................      (19,878)      (28,602)       (2,942)
Dividends paid to policyholders.............................          (52)           --            --
                                                              -----------   -----------   -----------
Net cash provided by (used in) operating activities.........      462,089        64,805       (78,698)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds and preferred stocks................................    2,865,488     1,602,375     1,843,152
  Common stocks.............................................      196,080            --        55,050
  Mortgage loans on real estate.............................       50,218        76,779       144,620
  Real estate...............................................           22        19,110        46,449
  Other.....................................................        6,791        31,740         3,847
                                                              -----------   -----------   -----------
                                                                3,118,599     1,730,004     2,093,118
Cost of investments acquired:
  Bonds and preferred stocks................................   (3,340,553)   (1,729,272)   (1,588,268)
  Common stocks.............................................     (273,369)     (128,316)      (55,050)
  Mortgage loans on real estate.............................      (60,134)      (56,253)     (178,473)
  Real estate...............................................       (1,033)         (703)      (27,721)
  Policy loans, net.........................................      (10,235)           71           (95)
  Other.....................................................      (10,000)         (228)        7,731
                                                              -----------   -----------   -----------
                                                               (3,695,324)   (1,914,701)   (1,841,876)
                                                              -----------   -----------   -----------
Net cash provided by (used in) investing activities.........     (576,725)     (184,697)      251,242
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
  Deposits on deposit type contract funds...................        4,077            --            --
  Other sources.............................................      295,772        88,067        25,528
                                                              -----------   -----------   -----------
Total other cash provided...................................      299,849        88,067        25,528
Other cash applied:
  Withdrawals on deposit type contract funds................       (4,154)           --            --
  Other applications........................................      (75,372)       (6,346)     (177,747)
                                                              -----------   -----------   -----------
Total other cash applied....................................      (79,526)       (6,346)     (177,747)
                                                              -----------   -----------   -----------
Net cash provided by (used in) financing and miscellaneous
  activities................................................      220,323        81,721      (152,219)
                                                              -----------   -----------   -----------
Increase (decrease) in cash and short-term investments......      105,687       (38,171)       20,325
Cash and short-term investments at beginning of year........       43,219        81,390        61,065
                                                              -----------   -----------   -----------
Cash and short-term investments at end of year..............  $   148,906   $    43,219   $    81,390
                                                              ===========   ===========   ===========

See accompanying notes.

                       AUSA LIFE INSURANCE COMPANY, INC.



                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                               DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AUSA Life Insurance Company, Inc. (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company (First AUSA), an indirect wholly owned subsidiary of AEGON USA, Inc. (AEGON). Prior to 2001, the Company was 82% owned by First AUSA and 18% owned by Veterans Life Insurance Company, an indirect wholly owned subsidiary of AEGON. AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.

NATURE OF BUSINESS

The Company primarily sells fixed and variable annuities, group life coverages, and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company's products are primarily through brokers.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

    Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

    All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

    Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

    The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

    Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

    The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

    Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

    Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

    Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

    Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

    Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

    Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

    Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department.

The Department of Insurance of the State of New York has adopted certain prescribed accounting practices that differ from those found in the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual (NAIC SAP). Specifically, deferred taxes are not recognized by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A reconciliation of the Company's net loss for the year ended December 31, 2001 and capital and surplus at December 31, 2001 between NAIC SAP and practices prescribed or permitted by the Department of Insurance of the State of New York is shown below:

Net loss as presented herein................................   $(41,721)
State prescribed practices..................................         --
State permitted practices...................................         --
                                                               --------
Net loss, NAIC SAP..........................................   $(41,721)
                                                               ========
Statutory surplus as presented herein.......................   $442,381
State prescribed practices:
  Deferred taxes............................................      6,081
State permitted practices...................................         --
                                                               --------
Statutory surplus, NAIC SAP.................................   $448,462
                                                               ========

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the 1993 reinsurance agreement described earlier were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $2,994, $718, and $261, respectively, with respect to such practices.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 6) are returned to MONY at the time of realization pursuant to the agreement.

PREMIUMS

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to
8.50 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

annuity with a cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

SEPARATE ACCOUNTS

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2.  ACCOUNTING CHANGES

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that decreased capital and surplus, of $1,365 as of January 1, 2001. This amount included the release of mortgage loan prepayment fees from IMR of $1,069 and the elimination of the cost of collection liability of $96 offset by the release of mortgage loan origination fees of $772 and bond writedowns of $1,758.

3.  CAPITAL STRUCTURE

During 2001, the Company exchanged 3,534 shares of its common stock with 44,175 shares of preferred stock. The par value of the preferred stock is $10 per share and is non-voting. The liquidation value is equal to par value plus the additional paid-in capital at the time of issuance. Holders of the preferred shares shall be entitled to a 6% non-cumulative dividend.

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for bonds (including redeemable preferred stocks) are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common and preferred stocks are based on quoted market prices.

    Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

    Interest rate swaps: Estimated fair values of interest rate swaps are based upon the pricing differential for similar swap agreements.

    Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.

    Separate account assets: The fair values of separate account assets are based on quoted market prices.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                DECEMBER 31
                                             -------------------------------------------------
                                                      2001                      2000
                                             -----------------------   -----------------------
                                              CARRYING                  CARRYING
                                               AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                             ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments............  $  148,906   $  148,906   $   43,219   $   43,219
Bonds......................................   4,403,548    4,471,576    3,965,483    3,964,478
Preferred stocks...........................       4,207        4,146        6,789        6,392
Common stocks..............................     177,659      177,659      129,090      129,090
Mortgage loans on real estate..............     439,685      467,958      431,456      445,913
Policy loans...............................      13,440       13,440        3,205        3,205
Short-term notes receivable from
  affiliates...............................      71,300       71,300      134,200      134,200
Other invested assets -- interest rate
  swap.....................................          34       10,633           60        4,542
Separate account assets....................   6,507,715    6,516,581    6,875,525    6,879,791
LIABILITIES
Investment contract liabilities............   4,167,351    4,146,920    3,961,798    3,879,546
Separate account annuity liabilities.......   6,372,829    6,363,288    6,809,171    6,787,863

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

5.  INVESTMENTS

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                                                             GROSS        GROSS      ESTIMATED
                                               CARRYING    UNREALIZED   UNREALIZED      FAIR
                                                AMOUNT       GAINS        LOSSES       VALUE
                                              ----------   ----------   ----------   ----------
DECEMBER 31, 2001
Bonds:
  United States Government and agencies.....  $   99,676    $  2,593     $   389     $  101,880
  State, municipal and other government.....     132,683       4,504         377        136,810
  Public utilities..........................     376,928      10,765       3,403        384,290
  Industrial and miscellaneous..............   2,671,045      88,595      46,039      2,713,601
  Mortgage-backed and asset-backed
     securities.............................   1,123,216      24,414      12,635      1,134,995
                                              ----------    --------     -------     ----------
                                               4,403,548     130,871      62,843      4,471,576
Preferred stocks............................       4,207           8          69          4,146
                                              ----------    --------     -------     ----------
                                              $4,407,755    $130,879     $62,912     $4,475,722
                                              ==========    ========     =======     ==========
DECEMBER 31, 2000
Bonds:
  United States Government and agencies.....  $   53,976    $  1,366     $   274     $   55,068
  State, municipal and other government.....      98,723       2,014         937         99,800
  Public utilities..........................     372,580       7,667       5,711        374,536
  Industrial and miscellaneous..............   2,121,814      33,703      50,617      2,104,900
  Mortgage-backed and asset-backed
     securities.............................   1,318,390      25,584      13,800      1,330,174
                                              ----------    --------     -------     ----------
                                               3,965,483      70,334      71,339      3,964,478
Preferred stocks............................       6,789           -         397          6,392
                                              ----------    --------     -------     ----------
                                              $3,972,272    $ 70,334     $71,736     $3,970,870
                                              ==========    ========     =======     ==========

The carrying amounts and estimated fair values of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               CARRYING    ESTIMATED
                                                                AMOUNT     FAIR VALUE
                                                              ----------   ----------
Due in one year or less.....................................  $  290,072   $  294,896
Due after one year through five years.......................   2,010,619    2,058,070
Due after five years through ten years......................     683,054      681,013
Due after ten years.........................................     296,587      302,602
                                                              ----------   ----------
                                                               3,280,332    3,336,581
Mortgage-backed and asset-backed securities.................   1,123,216    1,134,995
                                                              ----------   ----------
                                                              $4,403,548   $4,471,576
                                                              ==========   ==========

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

5.  INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                                 YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                               2001       2000       1999
                                                             --------   --------   --------
Interest on bonds and notes................................  $308,043   $291,370   $290,534
Mortgage loans on real estate..............................    35,193     35,501     34,863
Real estate................................................       194        709      7,176
Dividends on common and preferred stocks...................       823         --         --
Interest on policy loans...................................       746        189         49
Derivative instruments.....................................     4,864        550     (2,600)
Other investment income....................................     7,640     11,268      9,139
                                                             --------   --------   --------
Gross investment income....................................   357,503    339,587    339,161
Less investment expenses...................................     8,800      8,869     14,112
                                                             --------   --------   --------
Net investment income......................................  $348,703   $330,718   $325,049
                                                             ========   ========   ========

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

                                                               YEAR ENDED DECEMBER 31
                                                        ------------------------------------
                                                           2001         2000         1999
                                                        ----------   ----------   ----------
Proceeds..............................................  $2,865,488   $1,602,375   $1,843,152
                                                        ==========   ==========   ==========
Gross realized gains..................................  $   25,118   $    6,526   $   11,207
Gross realized losses.................................     (58,306)     (28,546)     (22,545)
                                                        ----------   ----------   ----------
Net realized gains (losses)...........................  $  (33,188)  $  (22,020)  $  (11,338)
                                                        ==========   ==========   ==========

Gross realized losses include $40,103 related to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2001, investments with an aggregate carrying amount of $4,364 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

5.  INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                        REALIZED
                                                             ------------------------------
                                                                 YEAR ENDED DECEMBER 31
                                                             ------------------------------
                                                               2001       2000       1999
                                                             --------   --------   --------
Bonds......................................................  $(33,188)  $(22,020)  $(11,338)
Common stocks..............................................   (34,553)         -          -
Preferred stocks...........................................      (207)         -          -
Short-term investments.....................................        (2)         -        373
Mortgage loans on real estate..............................    (1,489)       209      1,161
Real estate................................................        (2)     1,690      2,463
Other invested assets......................................      (726)       (81)     9,407
                                                             --------   --------   --------
                                                              (70,167)   (20,202)     2,066
Federal income tax effect..................................     6,793      5,313      3,474
Transfer (to) from interest maintenance reserve............   (11,078)    15,912      5,931
                                                             --------   --------   --------
Net realized capital gains (losses) on investments.........  $(74,452)  $  1,023   $ 11,471
                                                             ========   ========   ========

                                                                CHANGES IN UNREALIZED
                                                              --------------------------
                                                                YEAR ENDED DECEMBER 31
                                                              --------------------------
                                                               2001     2000      1999
                                                              ------   -------   -------
Debt securities.............................................  $ (418)  $(1,302)  $(2,065)
Common stock................................................   3,458       773        --
Mortgage loans on real estate...............................    (288)      (11)     (560)
Other invested assets.......................................    (302)       --        --
Derivative instruments......................................      --        --       (41)
                                                              ------   -------   -------
Change in net unrealized capital gains/losses...............  $2,450   $  (540)  $(2,666)
                                                              ======   =======   =======

Gross unrealized gains (losses) in common stocks were as follows:

                                                                 DECEMBER 31
                                                              -----------------
                                                               2001      2000
                                                              -------   -------
Unrealized gains............................................  $12,812   $ 3,632
Unrealized losses...........................................   (8,593)   (2,871)
                                                              -------   -------
Net unrealized gains........................................  $ 4,219   $   761
                                                              =======   =======

During 2001, the Company issued mortgage loans with interest rates ranging from 6.4% to 8.5%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 78%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2001, the Company had mortgage loans with a carrying value of $824 with interest more than 180 days overdue. Total interest overdue on the loans was $63.

During 2001, 2000, and 1999, there were $-0-, $-0-, and $17,959, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 2001 and 2000, the Company held a mortgage loan

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

5.  INVESTMENTS (CONTINUED)

loss reserve in the AVR of $31,221 and $34,607, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

             GEOGRAPHIC DISTRIBUTION                           PROPERTY TYPE DISTRIBUTION
-------------------------------------------------   -------------------------------------------------
                                      DECEMBER 31                                         DECEMBER 31
                                      -----------                                         -----------
                                      2001   2000                                         2001   2000
                                      ----   ----                                         ----   ----
South Atlantic.....................    31%    31%   Office.............................    35%    35%
E. North Central...................    16     12    Retail.............................    22     21
Pacific............................    13     15    Industrial.........................    22     20
Mid-Atlantic.......................    11     12    Medical............................     7     10
Mountain...........................    10     11    Agricultural.......................     7      8
W. South Central...................    10     10    Apartment..........................     4      5
New England........................     4      3    Other..............................     3      1
W. North Central...................     3      3
E. South Central...................     2      3

The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                NOTIONAL AMOUNT
                                                                  DECEMBER 31
                                                              -------------------
                                                                2001       2000
                                                              --------   --------
Derivative securities:
  Interest rate swaps:
     Receive fixed -- pay floating..........................  $224,700   $212,188
     Receive floating -- pay fixed..........................    61,090     55,000

6.  REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

6.  REINSURANCE (CONTINUED)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                                                               YEAR ENDED DECEMBER 31
                                                        ------------------------------------
                                                           2001         2000         1999
                                                        ----------   ----------   ----------
Direct premiums.......................................  $1,544,041   $1,601,477   $1,548,392
Reinsurance assumed...................................     467,764        4,504        8,301
Reinsurance ceded.....................................    (352,240)      (2,388)      (2,678)
                                                        ----------   ----------   ----------
Net premiums earned...................................  $1,659,565   $1,603,593   $1,554,015
                                                        ==========   ==========   ==========

The Company received reinsurance recoveries in the amounts of $39,901, $2,900, and $2,983 during 2001, 2000, and 1999, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $467,111 and $91,388, respectively.

On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years from the date of closing, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 2001 and 2000, the Company owed MONY $25,899 and $28,377, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature nine years from the date of closing.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2001 was $1,428.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus.

7.  INCOME TAXES

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

7.  INCOME TAXES (CONTINUED)

affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                                YEAR ENDED DECEMBER 31
                                                              ---------------------------
                                                               2001      2000      1999
                                                              -------   -------   -------
Income tax expense computed at the federal statutory rate
  (35%).....................................................  $25,642   $29,496   $29,043
Deferred acquisition costs -- tax basis.....................      758       554       864
Depreciation................................................        9        25       (11)
Dividends received deduction................................   (4,579)   (3,294)   (3,152)
Investment income items.....................................   (3,020)   (2,688)   (2,110)
Net operating loss carryforward.............................       --        --   (11,389)
Prior year under (over) accrual.............................    3,456    (1,707)     (609)
Reinsurance transactions....................................    2,275        --        --
Tax reserve valuation.......................................   16,281      (189)     (794)
All other adjustments.......................................     (290)   (1,484)   (3,866)
                                                              -------   -------   -------
Federal income tax expense..................................  $40,532   $20,713   $ 7,976
                                                              =======   =======   =======

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in
Note 5 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided on the income tax return filed by the Company.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($2,427 at December 31, 2001). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company utilized a net operating loss carryforward of $32,539 in the 1999 consolidated tax return.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination of 1996 and 1997 is currently in process.

8.  POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

8.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                  DECEMBER 31
                                              ---------------------------------------------------
                                                        2001                       2000
                                              ------------------------   ------------------------
                                                            PERCENT OF                 PERCENT OF
                                                AMOUNT        TOTAL        AMOUNT        TOTAL
                                              -----------   ----------   -----------   ----------
Subject to discretionary withdrawal with
  market value adjustment...................  $ 1,189,014       11%      $ 1,001,674        9%
Subject to discretionary withdrawal at book
  value less surrender charge...............    1,053,472       10         1,021,799       10
Subject to discretionary withdrawal at
  market value..............................    3,868,695       37         4,248,191       39
Subject to discretionary withdrawal at book
  value (minimal or no charges or
  adjustments)..............................    2,171,750       20         2,166,625       20
Not subject to discretionary withdrawal.....    2,338,240       22         2,427,496       22
                                              -----------      ---       -----------      ---
                                               10,621,171      100%       10,865,785      100%
                                                               ===                        ===
Less reinsurance ceded......................       77,057                     90,006
                                              -----------                -----------
Total policy reserves on annuities and
  deposit fund liabilities..................  $10,544,114                $10,775,779
                                              ===========                ===========

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

8.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2001, 2000 and 1999 is as follows:

                                                      GUARANTEED   NON-GUARANTEED
                                                       SEPARATE       SEPARATE
                                                       ACCOUNT        ACCOUNT         TOTAL
                                                      ----------   --------------   ----------
Premiums, deposits and other considerations for the
  year ended December 31, 2001......................  $  142,549     $  912,082     $1,054,631
                                                      ==========     ==========     ==========
Reserves at December 31, 2001 for separate accounts
  with assets at:
  Fair value........................................  $2,075,015     $3,698,038     $5,773,053
  Amortized cost....................................     603,563             --        603,563
                                                      ----------     ----------     ----------
Total...............................................  $2,678,578     $3,698,038     $6,376,616
                                                      ==========     ==========     ==========
Premiums, deposits and other considerations for the
  year ended December 31, 2000......................  $  107,736     $  946,851     $1,054,587
                                                      ==========     ==========     ==========
Reserves at December 31, 2000 for separate accounts
  with assets at:
  Fair value........................................  $2,128,266     $4,123,157     $6,251,423
  Amortized cost....................................     561,167             --        561,167
                                                      ----------     ----------     ----------
Total...............................................  $2,689,433     $4,123,157     $6,812,590
                                                      ==========     ==========     ==========
Premiums, deposits and other considerations for the
  year ended December 31, 1999......................  $  205,834     $1,002,770     $1,208,604
                                                      ==========     ==========     ==========
Reserves at December 31, 1999 for separate accounts
  with assets at:
  Fair value........................................  $1,925,973     $4,310,332     $6,236,305
  Amortized cost....................................     562,682             --        562,682
                                                      ----------     ----------     ----------
Total...............................................  $2,488,655     $4,310,332     $6,798,987
                                                      ==========     ==========     ==========

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

                                                      GUARANTEED   NON-GUARANTEED
                                                       SEPARATE       SEPARATE
                                                       ACCOUNT        ACCOUNT          TOTAL
                                                      ----------   --------------   -----------
DECEMBER 31, 2001
Subject to discretionary withdrawal with market
  value adjustment..................................  $  394,054     $       --     $   394,054
Subject to discretionary withdrawal at book value
  less surrender charge.............................     209,509             --         209,509
Subject to discretionary withdrawal at market
  value.............................................     176,291      3,698,038       3,874,329
Not subject to discretionary withdrawal.............   1,898,724             --       1,898,724
                                                      ----------     ----------     -----------
                                                      $2,678,578     $3,698,038     $ 6,376,616
                                                      ==========     ==========     ===========

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

8.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                                      GUARANTEED   NON-GUARANTEED
                                                       SEPARATE       SEPARATE
                                                       ACCOUNT        ACCOUNT         TOTAL
                                                      ----------   --------------   ----------
DECEMBER 31, 2000
Subject to discretionary withdrawal with market
  value adjustment..................................  $  351,352     $       --     $  351,352
Subject to discretionary withdrawal at book value
  less surrender charge.............................     209,815             --        209,815
Subject to discretionary withdrawal at market
  value.............................................     128,454      4,123,157      4,251,611
Not subject to discretionary withdrawal.............   1,999,812             --      1,999,812
                                                      ----------     ----------     ----------
                                                      $2,689,433     $4,123,157     $6,812,590
                                                      ==========     ==========     ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                              YEAR ENDED DECEMBER 31
                                                      --------------------------------------
                                                         2001          2000         1999
                                                      -----------   ----------   -----------
Transfers as reported in the summary of operations
  of the separate accounts annual statement:
  Transfers to separate accounts....................  $ 1,054,653   $1,046,503   $ 1,207,636
  Transfers from separate accounts..................   (1,042,802)    (978,630)   (1,290,346)
                                                      -----------   ----------   -----------
Net transfers to (from) separate accounts...........       11,851       67,873       (82,710)
Other adjustments...................................       (2,302)       1,853         3,240
                                                      -----------   ----------   -----------
Net transfers as set forth herein...................  $     9,549   $   69,726   $   (79,470)
                                                      ===========   ==========   ===========

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

8.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                               GROSS     LOADING     NET
                                                              --------   -------   --------
DECEMBER 31, 2001
Life and annuity:
  Ordinary direct first year business.......................  $  7,909   $  608    $  7,301
  Ordinary direct renewal business..........................    60,208    1,036      59,172
  Group life direct business................................       769      297         472
  Credit life...............................................       104       --         104
  Reinsurance ceded.........................................    (8,342)      --      (8,342)
                                                              --------   ------    --------
                                                                60,648    1,941      58,707
Accident and health:
  Direct....................................................    29,461       --      29,461
  Reinsurance ceded.........................................   (36,191)      --     (36,191)
                                                              --------   ------    --------
Total accident and health...................................    (6,730)      --      (6,730)
                                                              --------   ------    --------
                                                              $ 53,918   $1,941    $ 51,977
                                                              ========   ======    ========
DECEMBER 31, 2000
Life and annuity:
  Ordinary direct first year business.......................  $    514   $  375    $    139
  Ordinary direct renewal business..........................     6,266    1,037       5,229
  Group life direct business................................       891      362         529
  Credit life...............................................        84       --          84
  Reinsurance ceded.........................................       (15)      --         (15)
                                                              --------   ------    --------
                                                                 7,740    1,774       5,966
Accident and health:
  Direct....................................................       534       --         534
  Reinsurance ceded.........................................       (61)      --         (61)
                                                              --------   ------    --------
Total accident and health...................................       473       --         473
                                                              --------   ------    --------
                                                              $  8,213   $1,774    $  6,439
                                                              ========   ======    ========

At December 31, 2001 and 2000, the Company had insurance in force aggregating $20,743,481 and $387,310, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $16,692 and $1,175 to cover these deficiencies at December 31, 2001 and 2000, respectively.

9.  CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

9.  CAPITAL AND SURPLUS (CONTINUED)

the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities is $44,238.

10.  SECURITIES LENDING

The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2001 and 2000, the value of securities loaned amounted to $181,782 and $95,382, respectively.

11.  RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2001, 2000, and 1999 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $-0-, $8, and $10 of expense for the years ended December 31, 2001, 2000, and 1999, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was negligible for each of the years ended December 31, 2001, 2000, and 1999.

12.  RELATED PARTY TRANSACTIONS

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

12.  RELATED PARTY TRANSACTIONS (CONTINUED)

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $6,725, $6,095, and $6,940, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2001, 2000, and 1999, the Company paid net interest of $335, $510, and $485, respectively, to affiliates.

13.  COMMITMENTS AND CONTINGENCIES

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $546,598 and $233,347 at December 31, 2001 and 2000, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $65,099 and $65,319, respectively, in conjunction with these transactions.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see
Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty

                       AUSA LIFE INSURANCE COMPANY, INC.

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

13.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

Associations. The guaranty fund expense (credit) was $(415), $48, and $46 for the years ended December 31, 2001, 2000, and 1999, respectively.

14. MANAGING GENERAL AGENTS

For the year ended December 31, 2001 and 2000, the Company had $32,773 and $44,100, respectively, of direct premiums written by managing general agents.

                           STATUTORY-BASIS FINANCIAL
                              STATEMENT SCHEDULES

                       AUSA LIFE INSURANCE COMPANY, INC.

                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 2001

SCHEDULE I

                                                                                          AMOUNT AT
                                                                                         WHICH SHOWN
                                                                                        IN THE BALANCE
TYPE OF INVESTMENT                                             COST (1)    FAIR VALUE       SHEET
------------------                                            ----------   ----------   --------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities............................................  $   99,928   $  102,149     $   99,928
  States, municipalities and political subdivisions.........     334,896      338,623        334,896
  Foreign governments.......................................      89,661       92,584         89,661
  Public utilities..........................................     376,928      384,290        376,928
  All other corporate bonds.................................   3,502,135    3,553,930      3,502,135
Preferred stock.............................................       4,207        4,146          4,207
                                                              ----------   ----------     ----------
Total fixed maturities......................................   4,407,755    4,475,722      4,407,755
EQUITY SECURITIES
Common stocks:
  Industrial, miscellaneous and all other...................     181,282      177,659        177,659
                                                              ----------   ----------     ----------
Total equity securities.....................................     181,282      177,659        177,659
Mortgage loans on real estate...............................     439,685                     439,685
Real estate.................................................       1,009                       1,009
Policy loans................................................      13,440                      13,440
Other invested assets.......................................      19,504                      19,504
Cash and short-term investments.............................     148,906                     148,906
                                                              ----------                  ----------
Total investments...........................................  $5,211,581                  $5,207,958
                                                              ==========                  ==========

------------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       AUSA LIFE INSURANCE COMPANY, INC.

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                                                                         BENEFITS,
                                    FUTURE POLICY              POLICY AND                    NET       CLAIMS LOSSES      OTHER
                                    BENEFITS AND    UNEARNED    CONTRACT      PREMIUM     INVESTMENT   AND SETTLEMENT   OPERATING
                                      EXPENSES      PREMIUMS   LIABILITIES    REVENUE      INCOME*        EXPENSES      EXPENSES
                                    -------------   --------   -----------   ----------   ----------   --------------   ---------
Year ended December 31, 2001
  Individual life.................   $  372,398      $   --      $66,191     $  140,874    $ 31,879      $  114,650     $ 71,775
  Individual health...............       10,109       3,445        1,316         16,925       1,130          12,769        4,723
  Group life and health...........        6,566       1,346       10,806         28,620         575          22,970       13,959
  Annuity.........................    4,039,430          --           --      1,473,146     315,119       1,678,431       92,545
                                     ----------      ------      -------     ----------    --------      ----------     --------
                                     $4,428,503      $4,791      $78,313     $1,659,565    $348,703      $1,828,820     $183,002
                                     ==========      ======      =======     ==========    ========      ==========     ========
Year ended December 31, 2000
  Individual life.................   $  157,018      $   --      $ 2,760     $   40,543    $ 18,001      $   30,331     $  7,926
  Individual health...............       10,295       3,540        4,179         17,032       1,378          10,534        5,268
  Group life and health...........        5,090         928        4,405         16,818         796          12,352        4,241
  Annuity.........................      686,560          --            5      1,529,200     310,543       1,679,412       91,732
                                     ----------      ------      -------     ----------    --------      ----------     --------
                                     $  858,963      $4,468      $11,349     $1,603,593    $330,718      $1,732,629     $109,167
                                     ==========      ======      =======     ==========    ========      ==========     ========
Year ended December 31, 1999
  Individual life.................   $  134,505      $   --      $ 4,137     $   44,556    $ 18,835      $   42,058     $  4,616
  Individual health...............       10,504       3,245        4,721         18,313       1,178          10,135        5,444
  Group life and health...........        5,574         751        4,331         15,155         631          10,921        3,732
  Annuity.........................      796,401          --            5      1,475,991     304,405       1,764,227       96,327
                                     ----------      ------      -------     ----------    --------      ----------     --------
                                     $  946,984      $3,996      $13,194     $1,554,015    $325,049      $1,827,341     $110,119
                                     ==========      ======      =======     ==========    ========      ==========     ========

---------------

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       AUSA LIFE INSURANCE COMPANY, INC.



                                  REINSURANCE
                             (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                                                        ASSUMED                    PERCENTAGE OF
                                                     CEDED TO OTHER    FROM OTHER                      AMOUNT
                                      GROSS AMOUNT     COMPANIES       COMPANIES     NET AMOUNT    ASSUMED TO NET
                                      ------------   --------------   ------------   -----------   --------------
Year ended December 31, 2001
Life insurance in force.............   $2,646,826     $130,478,557    $196,232,341   $68,400,610       286.9%
                                       ==========     ============    ============   ===========       =====
Premiums:
  Individual life...................   $   37,338     $    298,368    $    401,904   $   140,874       285.3%
  Individual health.................       16,624              196             497        16,925         2.9
  Group life and health.............       18,304           53,202          63,518        28,620       221.9
  Annuity...........................    1,471,775              474           1,845     1,473,146          .1
                                       ----------     ------------    ------------   -----------       -----
                                       $1,544,041     $    352,240    $    467,764   $ 1,659,565        28.2%
                                       ==========     ============    ============   ===========       =====
Year ended December 31, 2000
Life insurance in force.............   $2,445,468     $     68,370    $    314,257   $ 2,691,355        11.7%
                                       ==========     ============    ============   ===========       =====
Premiums:
  Individual life...................   $   38,889     $        613    $      2,267   $    40,543         5.6%
  Individual health.................       16,675              209             566        17,032         3.3
  Group life and health.............       17,827            1,039              30        16,818         0.2
  Annuity...........................    1,528,086              527           1,641     1,529,200         0.1
                                       ----------     ------------    ------------   -----------       -----
                                       $1,601,477     $      2,388    $      4,504   $ 1,603,593         0.3%
                                       ==========     ============    ============   ===========       =====
Year ended December 31, 1999
Life insurance in force.............   $1,961,414     $     46,900    $    356,083   $ 2,270,597        15.7%
                                       ==========     ============    ============   ===========       =====
Premiums:
  Individual life...................   $   42,163     $        565    $      2,958   $    44,556         6.6%
  Individual health.................       17,912              182             583        18,313         3.2
  Group life and health.............       16,176              882            (139)       15,155        (0.9)
  Annuity...........................    1,472,141            1,049           4,899     1,475,991         0.3
                                       ----------     ------------    ------------   -----------       -----
                                       $1,548,392     $      2,678    $      8,301   $ 1,554,015         0.5%
                                       ==========     ============    ============   ===========       =====

                       AUSA LIFE INSURANCE COMPANY, INC.
                4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577
                                 (914) 697-8000

2538 (REV. 5/02)

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

        (1) Financial Statements of AUSA audited by Ernst & Young L.L.P.


        (2) Financial Statements of Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios audited by
            PricewaterhouseCoopers LLP(1)


     (b) Exhibits

        (1) Any form of Form N-3 Exhibits (1) to (3), (5) through (8) and (16) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 1, 1994 to the Diversified Investors Variable Funds Registration Statement filed on Form N-4, Registration No. 33-73734 under the Securities Act of 1933 is incorporated herein by reference.

        (4)(a) The Investment Advisory Contract previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.


        (4)(b) Form of Investment Subadvisory Agreement between Diversified and Husic Capital Management.(2)



        (4)(d) Form of Subadvisory Agreement between Diversified Investment Advisors, Inc. and Eaton Vance Management.(3)



        (4)(e) Form of Subadvisory Agreement between Diversified Investment Advisors, Inc. and Ark Asset Management Co.(3)



        (4)(f) Form of Subadvisory Agreement between Diversified Investment Advisors, Inc. and Marsico Capital Management, LLC.(3)



        (4)(g) Form of Subadvisory Agreement between Diversified Investment Advisors, Inc. and Alliance Capital Management L.P.(4)



        (4)(h) Form of Investment Subadvisory Agreement between Diversified and Aeltus Investment Management, Inc.(4)



        (4)(i) Form of Investment Subadvisory Agreement between Diversified and Credit Suisse Asset Management, LLC.(4)



        (4)(j) Form of Investment Subadvisory Agreement between Diversified and INVESCO, Inc.(4)



        (4)(k) Form of Investment Subadvisory Agreement between Diversified and BlackRock Advisors, Inc.(4)



        (4)(l) Form of Investment Subadvisory Agreement between Diversified and Dresdner, RCM Global Investors LLC.(4)



        (4)(m) Form of Investment Subadvisory Agreement between Diversified and Sterling Capital Management LP.(4)



        (4)(n) Form of Investment Subadvisory Agreement between Diversified and Delaware Investment Advisers.(4)

        (4)(o) Form of Investment Subadvisory Agreement between Diversified and Wellington Asset Management.(4)


        (12)(a) The Opinion and Consent of counsel as to the legality of the securities being registered previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.


        (12)(b) Opinion and Consent of Counsel.(2)



        (13) Consent of Independent Accountants.



        (17) Code of Ethics.(2)


        (18) The Powers of Attorney previously filed with the Commission as part of initial Registration Statement dated July 22, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 are incorporated herein by reference.
---------------

(1)Incorporated herein by reference to the Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds Annual Report dated December 31, 2001.



(2) Incorporated herein by reference from the Registrant's Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission on February, 2001.



(3) Incorporated herein by reference from Post Effective Amendment No. 8 the Registrant's Registration Statement as filed with the Commission on March 2, 2001.



(4)Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registrant's Registration Statement as filed with the Commission on March 1, 2002.


ITEM 29.  DIRECTORS AND OFFICERS OF AUSA

     The Directors and officers of AUSA are set forth below.


DIRECTORS
Marc Abrahms.........................    ABRAHMS LIFE SERVICES, INC., 375 Willard Avenue, Newington,
                                         Connecticut 06111
William Brown, Jr....................    BROWNSTONE MANAGEMENT CONSULTANTS, INC., 14 Windward Avenue,
                                         White Plains, New York 10605.
William L. Busler....................    AEGON USA, Inc., 4333 Edgewood Road, N.E., Cedar Rapids,
                                         Iowa 52499.
James Byrne, Jr. Senior Vice
  President & Secretary..............    BANKERS TRUST CORP., c/o Deutsche Bank, 1301 Avenue of the
                                         Americas, 8th Floor, New York, New York 10019
Jack R. Dykhouse.....................    AEGON USA, Inc. Suite 302, Brown Trail, Bedford, Texas
                                         76021.
Steven E. Frushtick..................    WIENER, FRUSHTICK & STRAUB, 500 Fifth Avenue, New York, New
                                         York 10110.
Peter P. Post........................    POST & PARTNERS, Inc., 415 Madison Avenue, New York, New
                                         York 10017.
Robert S. Rubinstein
  (Director).........................    TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK, 100
                                         Manhattanville Road, Purchase, New York 10577.
Colette F. Vargas....................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.

Cor H. Verhagen......................    AEGON INSURANCE GROUP, 51 JFK Parkway, Short Hills, New
                                         Jersey 07078.
Professor E. Kirby Warren............    P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987-0146.

DIRECTOR-OFFICERS
Tom Schlossberg (President, Director
  and Chairman of the Board).........    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Robert F. Colby (Director)...........    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road,
                                         Purchase, New York 10577.


ITEM 30.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE INSURANCE COMPANY

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The diagram on the next page shows all entities directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.)


VERENIGING AEGON NETHERLANDS MEMBERSHIP ASSOCIATION
AEGON N.V.                                                         Netherlands  52.4%
  --- AEGON NEDERLAND N.V.                                         Netherlands   100%
  --- AEGON NEVAK HOLDING B.V.                                     Netherlands   100%
  --- GRONINGER FINANCIERINGEN B.V.                                Netherlands   100%
  --- TRANSAMERICA CORPORATION (See Transamerica Corporation
    chart)                                                             DE        100%
  --- AEGON DMS HOLDING BV
      --- JCPENNEY FINANCIAL & MARKETING SERVICES GROUP LTD.          Korea         (1)
      --- JCPENNEY DIRECT MARKETING SERVICES                          Japan
      --- CANADIAN PREMIER HOLDINGS LTD.                             Canada
           --- CANADIAN PREMIER LIFE INSURANCE COMPANY               Canada
           --- LEGACY GENERAL INSURANCE COMPANY                      Canada
      --- CORNERSTONE INTERNATIONAL HOLDINGS LTD.                      UK
           --- CORNERSTONE INTERNATIONAL MARKETING LTD.                UK
           --- STONEBRIDGE INTERNATIONAL INSURANCE LTD.                UK
      --- JCPENNEY DIRECT ASIA PACIFIC PTY LTD.                     Australia
           --- JCPENNEY DIRECT SERVICE ASIA PACIFIC PTY LTD.        Australia
           --- JCPENNEY INSURANCE MARKETING ASIA PACIFIC PTY LTD.   Australia
  --- AEGON INTERNATIONAL N.V.                                     Netherlands
      --- THE AEGON TRUST                                              DE
               Advisory Board: K.J. Storm, Donald J.
                 Shepard, Joseph B.M. Streppel, and Dennis Hersch
           --- AEGON U.S. HOLDING CORPORATION                          DE        100%(2)
               --- CORPA REINSURANCE COMPANY                           NY        100%
               --- AEGON MANAGEMENT COMPANY                            IN        100%
               --- SHORT HILLS MANAGEMENT COMPANY                      NJ        100%
               --- AEGON USA, INC. (See AEGON USA Chart)               IA        100%(3)

Footnotes:

 (1) AEGON DMS Holding B.V. owns 90%; AEGON International N.V. owns 10%.

 (2) 225 shares Series A Preferred Stock owned by Scottish equitable.

 (3) 10 shares Series A Preferred Stock owned by AEGON U.S. Holding Corp. 150,000 shares of Class B Non-Voting Common Stock owned by AEGON U.S. Holding Corp.

AEGON USA, INC.                                                        IA         100% (1)
  --- RCC NORTH AMERICA, LLC                                           DE         100%(2)
  --- TRANSAMERICA HOLDING COMPANY, L.L.C.                             DE         100% (3)
      --- COMMONWEALTH GENERAL CORPORATION (See Commonwealth
          Chart)
      --- AEGON FUNDING CORP.                                          DE         100%
      --- AEGON USA INVESTMENT MANAGEMENT, LLC                         IA         100%
      --- FIRST AUSA LIFE INSURANCE COMPANY                            MD         100% (4)
           --- AUSA LIFE INSURANCE COMPANY, INC.                       NY       82.33% (5)
           --- UNITED FINANCIAL SERVICES, INC.                         MD         100%
           --- MONUMENTAL GENERAL CASUALTY COMPANY                     MD         100%
           --- BANKERS FINANCIAL LIFE INSURANCE COMPANY                AZ              (6)
           --- THE WHITESTONE CORPORATION                              MD         100%
           --- CADET HOLDING CORP.                                     IA         100%
           --- MONUMENTAL GENERAL LIFE INSURANCE CO. OF PUERTO
               RICO                                                    PR          51% (7)
           --- IOWA FIDELITY LIFE INSURANCE COMPANY                    AZ         100% (8)
               voting common
           --- SOUTHWEST EQUITY LIFE INSURANCE COMPANY                 AZ         100%
               voting common
           --- LIFE INVESTORS INSURANCE COMPANY OF AMERICA             IA         100% (9)
               --- BANKERS UNITED LIFE ASSURANCE COMPANY               IA         100% (10)
               --- LIFE INVESTORS ALLIANCE LLC                         DE         100%
           --- TRANSAMERICA LIFE INSURANCE COMPANY                     IA         100% (11)
               --- PROFESSIONAL LIFE & ANNUITY INSURANCE COMPANY       AZ         100%
               --- AEGON FINANCIAL SERVICES GROUP, INC.                MN         100%
                    --- AEGON ASSIGNMENT CORPORATION OF KENTUCKY       KY         100%
                    --- AEGON ASSIGNMENT CORPORATION                   IL         100%
           --- WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO              OH         100%
               --- WRL INSURANCE AGENCY, INC.                          CA         100% (12)
               --- AEGON EQUITY GROUP, INC.                            FL         100%
               --- AEGON/TRANSAMERICA FUND SERVICES, INC.              FL         100%
               --- AEGON/TRANSAMERICA FUND ADVISERS, INC.              FL         100%
               ---- AEGON/TRANSAMERICA SERIES FUND, INC.               MD
                    Relationship. See note (13)
               --- WORLD FINANCIAL GROUP INSURANCE AGENCY, INC.        CA         100%
                    --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
                        HAWAII, INC.                                   HI         100%
                    --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
                        NEW MEXICO, INC.                               NM         100%
                    --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
                        WYOMING, INC.                                  WY         100%
                    --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
                        NEVADA, INC.                                   NV         100%
      --- AUSA HOLDING COMPANY (Continued on next page)

      --- AUSA HOLDING COMPANY                                    MD         100%
           --- AEGON USA SECURITIES, INC.                         IA         100%
           --- AEGON USA INVESTMENT MANAGEMENT, INC.              IA         100%
           --- TRANSAMERICA CAPITAL, INC.                         CA         100%
           --- ENDEAVOR MANAGEMENT CO.                            CA         100%
           --- UNIVERSAL BENEFITS CORPORATION                     IA         100%
           --- INVESTORS WARRANTY OF AMERICA, INC.                IA         100%
           --- MASSACHUSETTS FIDELITY TRUST COMPANY               IA         100%
           --- ROUNDIT, INC.                                      MD          50%
           --- LONG, MILLER & ASSOCIATES, L.L.C.                  CA       33 1/3%
           --- DIVERSIFIED INVESTMENT ADVISORS, INC.              DE         100%
               --- DIVERSIFIED INVESTORS SECURITIES CORP.         DE         100%
               --- GEORGE BERAM & COMPANY, INC.                   MA         100%
           --- CREDITOR RESOURCES, INC.                           MI         100%
               --- PREMIER SOLUTIONS GROUP, INC.                  MD         100%
               --- CRC CREDITOR RESOURCES CANADIAN DEALER
                   NETWORK INC.                                 Canada       100%
           --- MONEY SERVICES, INC.                               DE         100%
               --- ORBA INSURANCE SERVICES, INC.                  CA       40.15%
               --- ADB CORPORATION, L.L.C.                        DE         100%
               --- GREAT COMPANIES, L.L.C.                        IA          30%
           --- ZAHORIK COMPANY, INC.                              CA         100%
               --- ZCI, INC.                                      AL         100%
               --- ZAHORIK TEXAS, INC.                            TX         100%
           --- MONUMENTAL GENERAL INSURANCE GROUP, INC.           MD         100%
               --- MONUMENTAL GENERAL MASS MARKETING, INC.        MD         100%
               --- TRIP MATE INSURANCE AGENCY, INC.               KS         100%
               --- MONUMENTAL GENERAL ADMINISTRATORS, INC.        MD         100%
                    --- NATIONAL ASSOCIATION MANAGEMENT AND
                        CONSULTANT SERVICES, INC.                 MD         100%
           --- AEGON ASSET MANAGEMENT SERVICES, INC.              DE         100%
               --- WORLD GROUP SECURITIES, INC.                   DE         100%
               --- WORLD FINANCIAL GROUP, INC.                    DE         100%
           --- PIA GENERAL PARTNER, INC.                          DE         100%
               --- PIA 2001-A, L.P.                               DE         100%
           --- INTERSECURITIES, INC.                              DE         100%
               --- ASSOCIATED MARINER FINANCIAL GROUP, INC.       MI         100% (14)
               ---- IDEX MUTUAL FUNDS
                    Relationship. See Note (13)
           --- IDEX INVESTOR SERVICES, INC.                       FL         100%
           --- IDEX MANAGEMENT, INC.                              DE         100%
           --- AEGON USA REALTY ADVISORS INC.                     IA         100%
               ---- RCC PROPERTIES LIMITED PARTNERSHIP            IA
                   Relationship. See notes (13) and (15)
               --- LAI, INC.                                      DE         100%
                    --- LANDAUER REALTY ASSOCIATES, INC.          TX         100%
               --- QSC HOLDING, INC.                              DE         100%
               --- REALTY INFORMATION SYSTEMS, INC.               IA         100%(16)
               --- AEGON USA REAL ESTATE SERVICES, INC.           DE         100%

Footnotes

 (1) 10 shares Series A Preferred Stock owned by AEGON U.S. Holding Corp. 150,000 shares of Class B Non-Voting Common Stock owned by AEGON U.S. Holding Corp.

 (2) RCC Group: ALH Properties Eight, Inc., ALH Properties Eleven, Inc., ALH Properties Fifteen, Inc., ALH Properties Five, Inc., ALH Properties Four, Inc., ALH Properties Fourteen, Inc., ALH Properties Nine, Inc., ALH Properties Seven, Inc., ALH Properties Seventeen, Inc., ALH Properties Six, Inc., ALH Properties Sixteen, Inc., ALH Properties Ten, Inc., ALH Properties Thirteen, Inc., ALH Properties Three, Inc., ALH Properties Twelve, Inc., ALH Properties Two, Inc., ALH Properties, Inc., Eighty-Six Yorkville, Inc. FGH Appraisal Services, Inc., FGH Eastern Region LLC, FGH Realty Credit LLC, FGH USA Realty, Inc., FGH USA, LLC, FGH Western Region, Inc., FGP 106 Fulton, Inc., FGP 109th Street, Inc., FGP 86th Street, Inc., FGP 90 West Street, Inc., FGP Bala, Inc., FGP Brooke, Inc., FGP Burkewood, Inc., FGP Bush Terminal, Inc., FGP Centereach, Inc., FGP City Hall, Inc., FGP Colonial Plaza, Inc., FGP Coram, Inc., FGP Edison, Inc., FGP Emerson, Inc., FGP Franklin, Inc., FGP Gaithersburg, Inc., FGP Herald Center, Inc., FGP Heritage Square, Inc., FGP Islandia, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP Lincoln, Inc., FGP Main Street, Inc., FGP Meadow Lane, Inc., FGP Merrick, Inc., FGP Northern Blvd., Inc., FGP Parsippany, Inc., FGP Parsons, Inc., FGH Property Services, Inc., FGP Remsen, Inc., FGP Schenectady, Inc., FGP Seventy-Second Street, Inc., FGP Stamford, Inc., FGP Twenty-Two, Inc., FGP Union Gardens, Inc., FGP West 14th Street, Inc., FGP West 32nd Street, Inc., FGP West Street Two, Inc., FGP West Street, Inc., Fifth FGP, Inc., First FGP, Inc., Fourth FGP, Inc., RCC North America, LLC, FGP Rockbeach, Inc., Second FGP, Inc., Seventh FGP, Inc., The RCC Group, Inc., Third FGP, Inc.

 (3) 100 shares Common Stock owned by AEGON USA, Inc.
     100 shares Series A Preferred Stock owned by AEGON USA, Inc.

 (4) 385,000 shares Common Stock owned by Transamerica Holding Company, L.L.C. 115,000 Series A Preferred Stock owned by Transamerica Holding Company,
         L.L.C.

 (5) First AUSA Life Insurance Company owns 82.33% and Veterans Life Insurance Company owns 17.67%.

 (6) Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.

 (7) First AUSA Life Insurance Company owns 51% and Baldrich & Associates of Puerto Rico owns 49%.

 (8) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote.

 (9) 504,032 shares Common Stock owned by First AUSA Life Insurance Company 504,033 shares Series A Preferred Stock owned by First AUSA Life Insurance Company

(10) 500,000 shares Common Stock owned by Life Investors Insurance Company of America 500,000 shares Series A Preferred Stock owned by Life Investors Insurance Company of America

(11) 223,500 shares Common Stock owned by First AUSA Life Insurance Company 42,500 shares Series A Preferred Stock owned by First AUSA Life Insurance Company

(12) WRL Insurance Agency, Inc. subsidiaries are: WRL Insurance Agency of Wyoming, Inc., WRL Insurance Agency of Massachusetts, Inc., WRL Insurance Agency of Alabama, Inc., WRL Insurance Agency of Nevada, Inc.

(13) Denotes relationships as investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner.

(14) Subsidiaries of Associated Mariner Financial Group, Inc. are Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., and Associated Mariner Agency Texas, Inc.

(15) AEGON USA Realty Advisors is General partner and 5% owner; all limited partners are RCC entities within the RCC Group.

(16) Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 2.5% interest in Datalytics, Inc., an Ohio corporation.

COMMONWEALTH CORPORATE CHART 08/30/2001


COMMONWEALTH GENERAL CORPORATION                                    DE
 --- AFSG SECURITIES CORPORATION                                    PA
  --- BENEFIT PLANS, INC.                                           DE
      --- AEGON ALLIANCES, INC.                                     VA
  --- COMMONWEALTH GENERAL ASSIGNMENT CORPORATION                   KY
  --- CAPITAL 200 BLOCK CORPORATION                                 DE
  --- AEGON INSTITUTIONAL MARKETS, INC.                             DE
  --- MONUMENTAL AGENCY GROUP, INC.                                 KY
  --- AMPAC INSURANCE AGENCY, INC. (EIN 23-1720755)                 TX
      --- COMPASS ROSE DEVELOPMENT CORP.                            PA
      --- FINANCIAL PLANNING SERVICES, INC.                         DC
      --- FRAZER ASSOCIATION CONSULTANTS, INC.                      IL
      --- VALLEY FORGE ASSOCIATES, INC                              PA
      --- VETERANS BENEFITS PLANS, INC                              PA
      --- VETERANS INSURANCE SERVICES, INC.                         DE
      --- NATIONAL HOME LIFE CORPORATION                            PA
  --- CAPITAL GENERAL DEVELOPMENT CORPORATION                       DE
      --- MONUMENTAL LIFE INSURANCE COMPANY                         MD         73.23%(1)
          --- CAPITAL LIBERTY, L.P.                                 DE              (2)
          --- AEGON SPECIAL MARKETS GROUP, INC.                     MD
          --- AMMEST REALTY CORPORATION                             TX
          --- EXCHANGE MANAGEMENT SERVICES, INC.                    MO
          --- PEOPLES BENEFIT LIFE INSURANCE COMPANY                IA              (3)
              --- JMH OPERATING COMPANY, INC.                       MS
              --- COVERNA DIRECT INSURANCE AGENCY, INC.             MD
              --- VETERANS LIFE INSURANCE COMPANY                   IL
                  --- PEOPLES BENEFIT SERVICES, INC                 PA
  --- JCPENNEY CASUALTY INSURANCE COMPANY                           OH
  --- CONSUMER MEMBERSHIP SERVICES, INC.                            DE
  --- GLOBAL PREMIER REINSURANCE COMPANY, LTD.                British Virgin
                                                                 Islands
  --- HEALTH BENEFITS SERVICES INC                                  DE
  --- QUEST MEMBERSHIP SERVICES INC.                                DE
  --- STONEBRIDGE GROUP INC                                         DE
  --- JCPENNEY LIFE INSURANCE COMPANY                               VT
      --- STONEBRIDGE INSURANCE COMPANY                             WI
  --- INSURANCE CONSULTANTS INC.                                    NE
      --- ICON PARTNERS LIMITED
  ---ACADEMY INSURANCE GROUP, INC.                                  DE
      --- FED FINANCIAL, INC.                                       DE
      --- AMMEST INSURANCE AGENCY, INC.                             CA
      --- AMMEST MASSACHUSETTS INSURANCE AGENCY, INC.               MA
      --- AMPAC INSURANCE AGENCY, INC. (EIN 23-2364438)             PA
      --- NCOA MOTOR CLUB, INC                                      GA
      --- NCOAA MANAGEMENT COMPANY                                  TX
      --- AMNEST REALTY, INC.                                       PA
      --- AMPAC, INC.                                               TX
      --- MILITARY ASSOCIATES, INC.                                 PA
      --- ACADEMY LIFE INSURANCE COMPANY                            MO
          --- PENSION LIFE INSURANCE COMPANY OF AMERICA             NJ
      --- FORCE FINANCIAL GROUP, INC.                               DE
          --- FORCE FINANCIAL SERVICES, INC.                        MA
      --- UNICOM ADMINISTRATIVE SERVICES, INC.                      PA
          --- UNICOM ADMINISTRATIVE SERVICES GMBH                Germany

Footnotes:

 (1) Monumental Life Insurance Company ownership: Capital General Development Corporation - 73.23%, First AUSA Life Insurance Company - 26.77%

 (2) Capital Liberty, L.P. partnership profit sharing: General
     Partner-Commonwealth General Corporation - 1.0%; Limited Partner-Monumental Life Insurance Company - 99.0%

 (3) Peoples Benefit Life Insurance Company common stock ownership: Monumental Life Insurance Company - 76.4% Capital Liberty, L.P. - 20.0%; Commonwealth General Corporation - 3.7%

                            TRANSAMERICA CORPORATION


TRANSAMERICA CORPORATION
   --- AEGON FUNDING COMPANY II
  --- ARC REINSURANCE CORPORATION
  --- INTER-AMERICA CORPORATION
  --- PYRAMID INSURANCE COMPANY, LTD.
  --- TRANSAMERICA BUSINESS TECHNOLOGIES CORPORATION
  --- TRANSAMERICA CBO I, INC.
  --- TRANSAMERICA CORPORATION (OREGON)
  --- TRANSAMERICA FINANCE CORPORATION (See page iii
    Corporate Chart)
  --- TRANSAMERICA FINANCIAL PRODUCTS, INC.
  --- TRANSAMERICA INTERNATIONAL HOLDINGS, INC. (See page ii Corporate Chart)
  --- TRANSAMERICA INTERNATIONAL RE (Bermuda) LTD.
  --- TRANSAMERICA INVESTMENT SERVICES, INC.
  --- TRANSAMERICA L.P. HOLDINGS CORP.
  --- TRANSAMERICA PACIFIC INSURANCE COMPANY, LTD.
  --- TRANSAMERICA REALTY SERVICES, INC.
      --- BANKERS MORTGAGE COMPANY OF CALIFORNIA
      --- PYRAMID INVESTMENT CORPORATION
      --- THE GILWELL COMPANY
      --- TRANSAMERICA AFFORDABLE HOUSING, INC.
      --- TRANSAMERICA MINERALS COMPANY
      --- TRANSAMERICA OAKMONT CORPORATION
  --- TRANSAMERICA SENIOR PROPERTIES, INC.
      --- TRANSAMERICA SENIOR LIVING, INC.

                            TRANSAMERICA CORPORATION


TRANSAMERICA INTERNATIONAL HOLDINGS, INC.
  --- TA Financial, Inc.
      --- Transamerica Life Insurance Company of Canada
  --- Transamerica Insurance Corporation
      --- Arbor Life Insurance Company
      --- Plaza Insurance Sales, Inc.
      --- Transamerica Advisors, Inc.
      --- Transamerica Annuity Service Corporation
      --- Transamerica Financial Resources, Inc.
           --- Financial Resources Insurance Agency of Texas
           --- TBK Insurance Agency of Ohio, Inc.
           --- Transamerica Financial Resources Insurance Agency of Alabama, Inc.
           --- Transamerica Financial Resources Insurance Agency of Massachusetts, Inc.
           --- Transamerica Financial Resources Insurance Agency of Nevada, Inc.
      --- Transamerica International Insurance Services, Inc.
           --- Home Loans and Finance Ltd.
      --- Transamerica Occidental Life Insurance Company
           --- NEF Investment Company
           --- Transamerica China Investments Holdings Limited (Jointly owned 99% by TOLIC and 1% by THS)
           --- Transamerica Life Insurance and Annuity Company
               --- Transamerica Assurance Company
               --- Gemini Investments, Inc.
           --- Transamerica Life Insurance Company of New York
           --- Transamerica South Park Resources, Inc.
           --- USA Administration Services, Inc.
      --- Transamerica Products, Inc.
           --- Transamerica Products I, Inc.
           --- Transamerica Products II, Inc.
           --- Transamerica Products IV, Inc.
      --- Transamerica Securities Sales Corporation
      --- Transamerica Service Company

                            TRANSAMERICA CORPORATION


TRANSAMERICA FINANCE CORPORATION
  --- TA Leasing Holding Co., Inc. (see page vi Corporate Chart)
  --- Transamerica Commercial Finance Corporation, I
      --- BWAC Credit Corporation
      --- BWAC International Corporation
      --- BWAC Twelve, Inc.
           --- TIFCO Lending Corporation
           --- Transamerica Insurance Finance Corporation
                    --- Transamerica Insurance Finance Corporation, California
                    --- Transamerica Insurance Finance Corporation, Canada
      --- Transamerica Business Credit Corporation (see page iv Corporate Chart)
      --- Transamerica Distribution Finance Corporation (see page v Corporate Chart)
      --- Transamerica Equipment Financial Services Corporation
               --- TA Air I, Corp.
               --- TA Air II, Corp.
               --- TA Air XI Corp.
               --- TA Air XII Corp.
               --- TA Air XIII Corp.
               --- TA Air XIV Corp.
               --- TA Air XV Corp.
               --- TA Air XVI Corp.
               --- TA Air XVII Corp.
               --- TA Air XVIII Corp.
               --- TA Air XIX Corp.
               --- TA Air XX Corp.
               --- TA Heli I, Inc.
               --- TA Marine III, Corp.
               --- TA Marine IV, Corp.
               --- TA Marine V, Corp.
               --- TA Marine VI, Corp.
               --- TA Public Finance Air I, Corp.
  --- Transamerica Flood Hazard Certification, Inc.
  --- Transamerica Home Loan
  --- Transamerica Intellitech, Inc.
  --- Transamerica Lending Company
  --- Transamerica Public Finance LLC (Jointly owned 70% by TFC and 30% by TCPCI)
  --- Transamerica Real Estate Tax Service, Inc.
  --- TREIC Enterprises, Inc.
      --- TerraPoint, LLC (Joint Venture - 83%)
  --- Transamerica Technology Finance Corporation

                            TRANSAMERICA CORPORATION


TRANSAMERICA BUSINESS CREDIT CORPORATION

  --- Bay Capital Corporation
  --- Coast Funding Corporation
  --- Direct Capital Equity Investment, Inc.
      --- Direct Capital Partners, L.P. (Joint Venture 75%)
           --- Inland Water Transportation LLC (Joint Venture 80%)
  --- TA Air III, Corp.
  --- TA Air IV, Corp.
  --- TA Air V, Corp.
  --- TA Air VI, Corp.
  --- TA Air VII, Corp.
  --- TA Air VIII, Corp.
  --- TA Air IX, Corp.
  --- TA Air X, Corp.
  --- TA Marine I Corp.
  --- TA Marine II Corp.
  --- TBC I, Inc.
      --- FACTA, L.L.P. (Joint Venture 50%)
  --- TBC II, Inc.
  --- TBC III, Inc.
      --- Transcap Trade Finance (Joint Venture 50%)
  --- TBC IV, Inc.
  --- TBC V, Inc.
      --- Breakthrough Funding, L.L.P. (Joint Venture 40%)
  --- TBC VI, Inc.
      --- Presidential Business Credit, L.L.P. (Joint Venture 50%)
  --- TBC VII, Inc.
  --- TBC Tax I, Inc.
  --- TBC Tax II, Inc.
  --- TBC Tax III, Inc.
  --- TBC Tax IV, Inc.
  --- TBC Tax V, Inc.
  --- TBC Tax VI, Inc.
  --- TBC Tax VII, Inc.
  --- TBC Tax VIII, Inc.
  --- TBC Tax IX, Inc.
  --- The Plain Company
  --- Transamerica Mezzanine Financing, Inc.
  --- Transamerica Small Business Capital, Inc.
      --- Emergent Business Capital Holdings Inc.
  --- Transamerica Commercial Real Estate Finance, LLC
  --- Auto Funding Services, LLC

                            TRANSAMERICA CORPORATION


TRANSAMERICA DISTRIBUTION FINANCE CORPORATION
  --- Transamerica Accounts Holding Corporation
  --- Transamerica Inventory Finance Corporation
      --- BWAC Seventeen, Inc.
           --- Transamerica Commercial Finance Corporation, Canada
               --- Transamerica Acquisition Corporation, Canada
                    --- Cantrex Group, Inc. (Joint Venture 76.2%)
           --- Transamerica Commercial Finance Canada, Limited
      --- BWAC Twenty-One, Inc.
           --- Transamerica Commercial Holdings Limited
               --- Transamerica Commercial Finance Limited
                    --- TDF Credit Insurance Services Limited (Joint Venture 75%)
                    --- Transamerica Distribution Capital Services Iberica, S.A.
                    --- WFC Polska Sp. Z.o.o.
               --- Transamerica Trailer Leasing Limited (Joint Venture 51%)
           --- OBDH, Ltd. (Joint Venture 33%)
      --- Transamerica Commercial Finance Corporation
           --- TCF Asset Management Corporation
           --- Transamerica Joint Ventures, Inc.
               --- Amana Finance (Joint Venture 50%)
               --- American Standard Financial Services (Joint Venture 50%)
               --- Penske Financial Services, LLC (Joint Venture 50%)
               --- Polaris Acceptance (Joint Venture 50%)
           --- Transamerica Distribution Finance Corporation de Mexico
               --- TDF de Mexico
               --- Transamerica Corporate Services de Mexico
           --- Transamerica Distribution Finance -- Overseas, Inc.
               --- TDF Mauritius Limited
                    --- Transamerica Apple Distribution Finance, PLC (Joint Venture
                   69%)
           --- Chrysler Factorje S.A., Mexico
      --- Transamerica GmbH Inc.
           --- Transamerica Financieringsmaatschappij B.V.
           --- Transamerica GmbH -- Germany (Jointly owned 90% by Transamerica GmbH Inc.
               and 10% by BWAC 21)
      --- Transamerica Commercial Finance France S.A.
  --- Transamerica Retail Financial Services Corporation
      --- Transamerica Bank N.A.
      --- Transamerica Consumer Finance Holding Company
               --- Transamerica Mortgage Company
               --- Transamerica Consumer Mortgage Receivables Corporation
               --- Metropolitan Mortgage Company
                    --- Easy Yes Mortgage, Inc.
                    --- Easy Yes Mortgage, Inc. (Georgia)
                    --- First Florida Appraisal Services, Inc.
                        --- First Georgia Appraisal Services, Inc.
                    --- Freedom Tax Services, Inc.
                    --- J.J.&W. Advertising, Inc.
                    --- J.J.&W. Realty Services, Inc.
                    --- Liberty Mortgage Company of Ft. Myers, Inc.
                    --- Metropolis Mortgage Company
                    --- Perfect Mortgage Company
  --- Transamerica Vendor Financial Services Corporation

                            TRANSAMERICA CORPORATION


TA LEASING HOLDING CO., INC.
  --- Trans Ocean Ltd.
      --- Trans Ocean Container Corp.
           --- SpaceWise Inc.
           --- Trans Ocean Leasing Deutschland GmbH
           --- Trans Ocean Leasing PTY Limited
           --- Trans Ocean Management S.A.
           --- Trans Ocean Regional Corporate Holdings
           --- Trans Ocean Tank Services Corporation
      --- Trans Ocean Container Finance Corp.
  --- Transamerica Leasing Inc.
      --- Transamerica Leasing Holdings Inc.
           --- Greybox Logistics Services Inc.
           --- Greybox LLC
               --- Transamerica Trailer Leasing SNC
           --- Greybox Services Limited
           --- Intermodal Equipment, Inc.
               --- Transamerica Leasing N.V.
               --- Transamerica Leasing SRL
           --- Transamerica Alquiler de Trailers SL
           --- Transamerica Distribution Services Inc.
           --- Transamerica Leasing Coordination Center
           --- Transamerica Leasing do Brasil Ltda.
           --- Transamerica Leasing GmbH
           --- Transamerica Leasing Limited
               --- ICS Terminals (UK) Limited
           --- Transamerica Leasing Pty. Ltd.
           --- Transamerica Leasing (Canada) Inc.
           --- Transamerica Leasing (HK) Ltd.
           --- Transamerica Leasing (Proprietary) Limited
           --- Transamerica Tank Container Leasing Pty. Limited
           --- Transamerica Trailer Holdings I Inc.
           --- Transamerica Trailer Holdings II Inc.
           --- Transamerica Trailer Holdings III Inc.
           --- Transamerica Trailer Leasing AB
           --- Transamerica Trailer Leasing AG
           --- Transamerica Trailer Leasing A/S
           --- Transamerica Trailer Leasing GmbH
           --- Transamerica Trailer Leasing Sp. z.o.o.
           --- Transamerica Trailer Leasing (Belgium) N.V.
           --- Transamerica Trailer Leasing (Netherlands) B.V.
           --- Transamerica Transport Inc.

ITEM 31.  NUMBER OF CONTRACTHOLDERS

                                                              NUMBER OF CONTRACTHOLDERS
                       TITLE OF CLASS                          AS OF FEBRUARY 15, 2002
                       --------------                         -------------------------
Short Horizon...............................................             385
Intermediate................................................             559
Intermediate/Long...........................................             586

ITEM 32.  INDEMNIFICATION

     Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suite or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

     Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.

ITEM 34.  PRINCIPAL UNDERWRITERS

     (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of "DISC" are as stated on Forms U-4 of Form BD (File No. 8-45671) as declared effective May 18, 1993, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc. an affiliate of AUSA, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

     (b) The names, titles and principal business addresses of the officers of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45691) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 6 and 16, "Charges" and Part B, Statement of Additional Information, page 1, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by AUSA Insurance Company, Inc. in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577.

ITEM 36.  MANAGEMENT SERVICES

     Not applicable.

ITEM 37.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) Registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the County of Westchester and the State of New York, on this 30th day of April, 2002.


                                             DIVERSIFIED INVESTORS STRATEGIC
                                                    VARIABLE FUNDS
                                                     (Registrant)

                                          By:    /s/  TOM A. SCHLOSSBERG
                                            ------------------------------------
                                                     Tom A. Schlossberg
                                                  (Director and President)

                                            AUSA LIFE INSURANCE COMPANY, INC.
                                                        (Depositor)

                                          By:    /s/  TOM A. SCHLOSSBERG
                                            ------------------------------------
                                                     Tom A. Schlossberg
                                                  (Director and President)


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2002.


                 SIGNATURES                                     TITLE
                 ----------                                     -----
    /s/      TOM A. SCHLOSSBERG                  Director and President
---------------------------------------------
            (Tom A. Schlossberg)

         */s/      WILLIAM L. BUSLER             Director
---------------------------------------------
             (William L. Busler)

         */s/      JACK R. DYKHOUSE              Director
---------------------------------------------
             (Jack R. Dykhouse)

        */s/    STEVEN E. FRUSCHTICK             Director
---------------------------------------------
           (Steven E. Fruschtick)

         */s/         PETER P. POST              Director
---------------------------------------------
               (Peter P. Post)

       *By: /s/    TOM A. SCHLOSSBERG
   ---------------------------------------
             Tom A. Schlossberg
              Attorney-in-Fact

                 SIGNATURES                                     TITLE
                 ----------                                     -----

         */s/       COR H. VERHAGEN              Director
---------------------------------------------
              (Cor H. Verhagen)

         */s/       E. KIRBY WARREN              Director
---------------------------------------------
              (E. Kirby Warren)

       *By: /s/    TOM A. SCHLOSSBERG
   ---------------------------------------
             Tom A. Schlossberg
              Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(13)          Consent of Independent Accountants.